As filed with the Securities and Exchange Commission on
                                  March 11, 2003

                       Securities Act File No. 333-101056
                   Investment Company Act File No. 811-21252

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2
                       (Check appropriate box or boxes)

[__] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]               Pre-effective Amendment No. 1

[__]              Post-effective Amendment No._______

                                    AND/OR

[__] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]               Pre-effective Amendment No. 1

                  BACAP Alternative Multi-Strategy Fund, LLC
              (Exact Name of Registrant as Specified in Charter)

                            101 South Tryon Street
                              Charlotte, NC 28255
                   (Address of Principal Executive Offices)

                                (646) 313-8890
                        (Registrant's Telephone Number)

                              c/o Robert Carroll
                           Associate General Counsel
                          Bank of America Corporation
                            101 South Tryon Street
                              Charlotte, NC 28255
                    (Name and Address of Agent for Service)

                         Copies of Communications to:
                             Patricia A. Poglinco
                              Seward & Kissel LLP
                            One Battery Park Plaza
                           New York, New York 10004

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: [X]

It is proposed that this filing will become effective (check appropriate box):

         [__] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                              PROPOSED MAXIMUM
TITLE OF INTERESTS               AGGREGATE                 AMOUNT OF
  BEING OFFERED               OFFERING PRICE            REGISTRATION FEE
------------------            --------------            ----------------

Limited Liability Company
Interests                       $125,000,000               $2,022.50

     The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

                                        CROSS REFERENCE SHEET
                                     PARTS A AND B OF PROSPECTUS

ITEM
NUMBER    CAPTION                                             LOCATION
-------   -------                                             --------
1         Outside Front Cover...............................  Outside Front Cover
2         Inside Front Cover and Outside Back Cover           Inside Front Cover and Outside Back Cover
          Page..............................................  Page
3         Fee Table and Synopsis............................  Summary of Fund Expenses
4         Financial Highlights..............................  Not Applicable
5         Plan of Distribution..............................  Outside Front Cover; Distribution
                                                              Arrangements
6         Selling Shareholders..............................  Not Applicable
7         Use of Proceeds...................................  Use of Proceeds
8         General Description of the Registrant.............  Outside Front Cover; Summary - The Fund;
                                                              The Fund
9         Management........................................  Management of the Fund
10        Capital Stock, Long-Term Debt, and Other
          Securities........................................  Capital Accounts
11        Defaults and Arrears on Senior Securities.........  Not Applicable
12        Legal Proceedings.................................  Not Applicable
13        Table of Contents of the Statement of Additional
          Information.......................................  Table of Contents of the SAI
14        Cover Page of SAI.................................  Cover Page (SAI)
15        Table of Contents of SAI..........................  Table of Contents (SAI)
16        General Information and History...................  Not Applicable
17        Investment Objective and Policies.................  Investment Objectives and Principal Strategies
                                                              (Prospectus);  Investment Policies and Practices
                                                              (SAI)
18        Management........................................  Management of the Fund (SAI)
19        Control Persons and Principal Holders of
          Securities........................................  Control Persons (SAI)
20        Investment Advisory and Other Services............  Investment Advisory Services (SAI)
21        Brokerage Allocation and Other Practices..........  Brokerage
22        Tax Status........................................  Taxes (Prospectus); Tax Aspects (SAI)
23        Financial Statements..............................  Financial Statements (SAI)

                              SUBJECT TO COMPLETION

                             PRELIMINARY PROSPECTUS

                               DATED MARCH 11, 2003

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE INTERESTS UNTIL THE REGISTRATION STATEMENT RELATING TO THE INTERESTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROPSECTUS IS NOT AN OFFER TO SELL THESE INTERESTS AND IS NOT SOLICITING AN OFFER TO BUY THESE INTERESTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                   PROSPECTUS

                                BACAP ALTERNATIVE
                            MULTI-STRATEGY FUND, LLC


                                  April __, 2003


================================================================================


          INVESTMENT OBJECTIVE. BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund's limited liability company interests ("Interests") are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund pursues this objective by allocating its assets among at least 15 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created for the Fund ("Sub-Advised Accounts"). The Private Funds and the Sub-Advised Accounts are referred to herein collectively as the "Underlying Funds." The Underlying Funds are managed by fund managers (collectively, the "Fund Managers") that invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance. Such allocation is a critical component of the investment program to reduce strategy and manager risk while achieving consistent long-term capital appreciation. The Fund cannot guarantee that it will reach its investment objective.

Certain Underlying Funds in which the Fund may invest involve a high degree of risk. (See "RISK FACTORS" beginning on page [__].)

          NO PRIOR HISTORY. Because the Fund is newly organized, it has no prior history. Although the Fund is a closed-end vehicle, it has no secondary market and is not traded on an exchange. There is no public market for the Fund, and none is expected to develop.

                              --------------------

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              --------------------

                                                                       Total
                                                                       -----
     Offering Amount ...............................               $125,000,000
     Maximum Sales Load ............................                        3.0%
     Proceeds to the Fund (1) ......................               $125,000,000

(1) The Fund will pay organizational and offering expenses estimated at $278,000 from the proceeds of the offering.

                              --------------------

          BACAP Distributors, LLC (the "Distributor") acts as the distributor of Interests on a best-efforts basis, subject to various conditions. The minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $10,000. Such minimums may be waived by the Fund for certain investors. (See "Distribution Arrangements - Purchase Terms") Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests are sold only to qualified investors ("Investors"). (See "Investor Qualifications.") The Distributor expects to deliver Interests purchased in the initial offering on or about April [ ], 2003 (the "Closing Date"), or such earlier or later date as the Distributor may determine. Once a prospective Investor's order is received, a confirmation will be sent to the Investor. Thereafter, The Bank of New York, the Fund's escrow agent ("Escrow Agent") will promptly deposit checks remitted by potential Investors and made payable to the Fund into an escrow account for the benefit of potential Investors (the "Subscription Account"). Potential Investors also may deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund. (See "Distribution Arrangements - Purchase Terms.")

          Interests in the Fund are offered with a maximum sales load of 3.0%. The Distributor may waive the sales load for certain types of Investors. (See "Distribution Arrangements - Sales Load Waivers.") In addition, the Fund's investment adviser, Banc of America Capital Management, LLC ("BACAP" or the "Adviser") may compensate the Distributor and brokers, dealers and other financial institutions, including affiliates of the Adviser, (collectively, "Selling Agents") for selling Interests to their customers. The Fund may pay Selling Agents a service fee. (See "Management of the Fund -- Administration, Accounting and Other Services.")

          INVESTMENT PROGRAM. The Adviser attempts to achieve the investment objective of the Fund by allocating its assets among at least 15 Underlying Funds managed by Fund Managers that invest across a range of strategies and markets. The Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage and Distressed Securities and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage, Non-Traditional Convertible Arbitrage and Volatility Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); and (iv) Macro (0% to 40% of the Fund). Generally, an individual investment is not allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests Underlying Funds where the Fund Manager has at least a twelve month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a feeder fund that is part of a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The Fund does not invest in any Underlying Fund that, in the view of the Adviser, primarily employs a mutual fund market timing investment strategy. The Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds and Fund Managers.

          INVESTMENT ADVISER. BACAP serves as the Fund's investment adviser. BACAP is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          RESTRICTIONS ON TRANSFER. With very limited exceptions, Interests in the Fund are not transferable and liquidity is provided to Investors only through repurchase offers which may be made from time to time by the Fund as determined by its Board of Managers (the "Board") in its sole discretion. (See "Repurchase of Interests and Transfers.")

          REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to Investors, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by Investors. Repurchases are made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser. Depending on market conditions and other factors, The Adviser expects that it will recommend to the Board that the Fund should offer to repurchase Interests from Investors as of December 31, 2003. Thereafter, depending on market conditions and other factors, the Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31. (See "Repurchases of Interests and Transfers.")

          MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund pays the Adviser a management fee computed and paid monthly at an annual rate of 1.25% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation, described below). (See "Management of the Fund.")

          For each fiscal year in which an Investor has earned an annualized return on its capital account greater than 6% (the "Hurdle Rate"), 10% of the excess of the net profits over the Hurdle Rate and any loss carryforward will be reallocated to the Adviser.

          INVESTOR QUALIFICATIONS. Interests are being offered only to Investors that represent that (i) they are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements; (ii) they are U.S. persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. The minimum initial investment in the Fund by any Investor is $50,000, and the minimum additional investment in the Fund by any Investor is $10,000. Such minimums may be waived by the Fund for certain Investors. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

                              --------------------

          This prospectus concisely provides the information that a prospective Investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated April __, 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon written or oral request and without charge by writing the Fund at 101 S. Tryon Street, Charlotte, N.C. 28255, or by calling
(646) 313-8890. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page [__] of this prospectus. The SAI, material incorporated by reference and other information regarding the Fund that is filed electronically with the SEC, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective Investors and is not intended to be an active link.

          Interests are not insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of Bank of America Corporation or its subsidiaries and affiliates, including Bank of America, N.A. Interests are subject to investment risks, including the possible loss of the full amount invested.

          You should rely only on the information contained in this prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date set forth on the front of this prospectus.
                    ----------------------------------------

                            BACAP Distributors, LLC

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------


PROSPECTUS SUMMARY..............................................


SUMMARY OF FUND EXPENSES........................................

THE FUND........................................................

INVESTEMENT OBJECTIVES AND PRINCIPAL STRATEGIES.................

RISK FACTORS....................................................

CONFLICTS OF INTEREST...........................................

USE OF PROCEEDS.................................................

MANAGEMENT OF THE FUND..........................................

FISCAL PERIOD...................................................

INVESTOR QUALIFICATIONS.........................................

REPURCHASES OF INTERESTS AND TRANSFERS..........................

CALCULATION OF NET ASSET VALUE..................................

CAPITAL ACCOUNTS................................................

TAXES ..........................................................

DISTRIBUTION ARRANGEMENTS.......................................

TABLE OF CONTENTS OF THE SAI....................................

APPENDIX A - INVESTOR CERTIFICATION.............................

APPENDIX B - BACAP MULTI-STRATEGY FUND, LLC
LIMITED LIABILITY COMPANY AGREEMENT.............................

--------------------------------------------------------------------------------

                              PROSPECTUS SUMMARY

--------------------------------------------------------------------------------

          This is only a summary. The summary does not contain all of the information that you should consider before investing in BACAP Alternative
Multi-Strategy Fund, LLC. You should review the more detailed information contained in this prospectus and in the SAI.

The Fund:                     The  Fund  is a  newly  formed  limited  liability
                              company,   organized  on  October  2,  2002  under
                              Delaware law and registered  under the 1940 Act as
                              a    non-diversified,     closed-end    management
                              investment  company.   The  Fund's  Interests  are
                              registered   under  the  1933  Act.   The  Adviser
                              provides    day-to-day    investment    management
                              services.   The  Fund's   Board   provides   broad
                              oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent
                              Managers").

The Offering:                 The Fund is offering  $125,000,000  in  Interests,
                              through  the   Distributor   and  through  Selling
                              Agents.  It is expected that the initial  offering
                              of  Interests  will  close on or about  April [ ],
                              2003  (the  "Closing  Date").  Subsequent  to  the
                              initial  offering,  Interests  will be offered and
                              may be purchased on the first day of each month or
                              at such  other  times as my be  determined  by the
                              Board.  Once a  prospective  Investor's  order  is
                              received,  a  confirmation  will  be  sent  to the
                              Investor.   Thereafter,   the  Escrow  Agent  will
                              promptly  deposit  checks  remitted  by  potential
                              Investors  and  made  payable  to the  Fund in the
                              Subscription  Account for the benefit of potential
                              Investors.  Potential  Investors  also may deposit
                              monies  in  the   Subscription   Account  by  wire
                              transfer pursuant to instructions provided to them by the Fund. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund.
                              All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund (See "Distribution Arrangement - Purchase
                              Terms.")

                              Interests in the Fund are offered with a maximum sales load of 3.0%. The sales load may be waived by the Fund for certain types of Investors. (See "Distribution Arrangements - Sales Load Waivers.") In addition, the Distributor may compensate Selling Agents for selling Interests to their customers. The Fund may pay Selling Agents (including affiliates of the Adviser) a service fee for Investor service and account maintenance services. (See "Distribution Arrangements.")

Purchasing Interests:         The minimum  initial  investment in the Fund by an
                              Investor is $50,000. Additional investments must be at least $10,000. Such minimums may be waived by the Fund for certain Investors.

Investment Policies
and Objectives:               The  investment   objective  of  the  Fund  is  to
                              generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

                              The Adviser attempts to achieve the investment objective of the Fund by allocating its assets among at least 15 Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent long-term capital appreciation.

                              Generally, the Fund invests in Private Funds that are private investment funds. These investment vehicles typically provide greater flexibility than traditional investment funds that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies employed, and, in some cases, the amount of leverage that can be used. In addition, the Fund may allocate its assets to Sub-Advised Accounts.

                              The Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated:

                              (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage, Distressed Securities and Special Situations) (0% to 40% of the Fund);

                              (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income Arbitrage, Statistical Arbitrage, Non-Traditional Convertible
                                    Arbitrage and Volatility  Arbitrage) (10% to
                                    67% of the Fund);

                              (iii) Equity Hedge (10% to 67% of the Fund); and

                              (iv)  Macro (0% to 40% of the Fund).

                              Generally, an individual investment is not allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests Underlying Funds where the Fund Manager has at least a twelve month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a feeder fund that is part of a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The Fund does not invest in any Underlying Fund that, in the view of the Adviser, primarily employs a mutual fund market timing investment strategy.

                              The strategies and sub-strategies of the Fund are described in this prospectus and the SAI. The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Adviser recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

                              The Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Underlying Funds in order to ensure that the allocation guidelines of the Fund are satisfied.

                              The multi-manager, multi-strategy program of the Fund is designed to take advantage of broad market opportunities. The Fund has been designed to afford the Adviser the maximum flexibility to deploy assets of the Fund in investment strategies that are deemed to be appropriate under prevailing economic and market conditions. Accordingly, the
                              Underlying Funds selected by the Adviser may invest in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, options, futures, currencies, commodities, derivatives and real estate-related investments. The Adviser intends to invest the assets of the Fund in Underlying Funds which may invest in securities that trade at a premium in the secondary market whenever such secondary market begins ("hot issues").

                              The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

                              There can be no assurance that the investment objective of the Fund will be achieved or that the allocations made by the Adviser will prove to be as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

Investment Advisory
Arrangements                  BACAP  is  a  North  Carolina  limited   liability
                              company  that  is   registered  as  an  investment
                              adviser  under the  Advisers  Act.  Pursuant to an
                              investment advisory agreement between the Fund and
                              the  Adviser  (the  "Advisory   Agreement"),   the
                              Adviser    is    responsible    for    developing,
                              implementing and supervising the Fund's investment program.

                              The Adviser will, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and
                              (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act. BACAP and/or its affiliates and their respective employees may, but are not required to, hold Interests in the Fund.

Management Fee and
Incentive Allocation:         In  consideration  of  services  provided  by  the
                              Adviser,  the Fund pays the  Adviser a monthly fee
                              computed  at an  annual  rate of  1.25% of the net
                              assets  of the  Fund  as of the  last  day of each
                              month,  before  reduction  for any  repurchase  of
                              Interests  or  the   Incentive   Alloaction   (the
                              "Management Fee"). The Management Fee will be prorated for any period that is less than a full month and adjusted for contributions to the Fund during a month.

                              For each fiscal year in which an Investor has earned an annualized return on its capital account ("Capital Account") greater than 6% (the "Hurdle Rate"), 10% of the excess of the net profits over the Hurdle Rate and any Loss Carryforward (as defined below) will be reallocated to the Adviser (the "Incentive Allocation"). (See "Management of the Fund - Allocations of Gains and Losses; Incentive Allocation.") Specifically, the Incentive Allocation generally will be made as of the end of each fiscal year (commencing March 31,
                              2004) and upon the repurchase by the Fund of an Investor's Interest (or any portion thereof). Under the loss carryforward provision (described in detail in the Limited Liability Company Agreement for the Fund ("LLC Agreement")), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits (the "Loss Carryforward"). If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

Borrowing:                    The Fund is authorized to make margin purchases of
                              securities  and to borrow  money from  brokers and
                              banks  for  investment  purposes.  This  practice,
                              which is known as "leverage,"  is speculative  and
                              involves  certain risks.  The Fund also may borrow
                              money for  temporary or  emergency  purposes or in
                              connection   with  the  repurchase  of  Interests.
                              Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act, and also by any policies of the Board. ("See Risk Factors -
                              Risk of Securities Investing - Leverage.")

Investor Qualifications:      All Investors must (i) be individuals or companies
                              (other than investment companies) that have a net worth (or, in the case of individuals a joint net worth with their spouse) of more than $1.5 million or they must meet certain other qualification requirements; (ii) be U.S. persons for Federal income tax purposes; and (iii) not be charitable remainder trusts.

                              All prospective Investors must complete a certification that they meet the foregoing requirements and that they will not transfer their Interests except in the limited circumstances permitted under the LLC Agreement. If an Investor's certification is not received on or before the date Interests are to be issued, the Investor's order will not be accepted.

                              The Fund, in its sole discretion, may decline to admit Investors who do not meet such requirements or for any other reason. (See "Investor Qualifications.")

Investor Suitability:         An  investment  in the Fund  involves  substantial
                              risks.  It is possible  that an Investor  may lose
                              some or all of its  investment.  Before  making an
                              investment  decision,   an  Investor  should:  (i)
                              consider the suitability of this investment with respect to the Investor's investment objectives and personal situation; and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs.

Distributions:                Although it has no present  intention of doing so,
                              the Fund is empowered to make distributions of net income or gains in respect of the Fund. Whether or not distributions are made, Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income.

Limited Liquidity and
Restrictions on Transfer:     The  Fund is a  closed-end  management  investment
                              company. Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund do not have the right to redeem their Interests on a daily basis.

                              In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity is only provided through repurchase offers made from time to time by the Fund, as described below.

                              Without the consent of the Fund, an Investor may pledge, transfer or assign its Interests only by operation of law upon the death, bankruptcy or dissolution of such Investor, or pursuant to a corporate reorganization or merger. With the consent of the Fund, which may be withheld in its discretion, an Investor may pledge, transfer or assign its Interests in certain specific circumstances. (See "Repurchases of Interests and Transfers.")

Repurchases of Interests:     The Fund may from time to time offer to repurchase
                              Interests   pursuant   to   written   tenders   by
                              Investors.  Repurchases are made at such times and
                              on such terms as may be  determined  by the Board,
                              in its sole  discretion,  and are generally offers
                              to   repurchase  a  specified   dollar  amount  of
                              outstanding Interests.  In determining whether and
                              when the Fund  should  repurchase  Interests,  the
                              Board   considers  the   recommendations   of  the
                              Adviser.  Depending on market conditions and other
                              factors,   the  Adviser   expects   that  it  will
                              recommend  to the  Board  that the  Fund  offer to
                              repurchase Interests from Investors as of December
                              31,   2003.   Thereafter,   depending   on  market
                              conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors twice each year, effective as of June 30 and December 31 of each year.

                              The Board considers the following factors, among others, in making its determinations with respect to the repurchase of Interests: (i) whether any Investors have requested the repurchase of Interests by the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests upon the Fund and its Investors.

                              An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $25,000, net of the amount of the Incentive
                              Allocation, if any, that is debited from the Investor's Capital Account as of the Valuation Date. If an Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. The LLC Agreement provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase by the Fund of the Investor's entire Interest has not been repurchased within a period of two years from the date of the request. (See "Repurchases of Interests and Transfers--Repurchases of Interests.")

Administrator and Other
Service Providers:            The Fund has retained the  Distributor to serve as
                              the  administrator for the Fund and, in connection
                              therewith,   the  administrator  provides  certain
                              accounting,  administrative and investor services.
                              In connection with these  services,  the Fund pays
                              the  Distributor  a  monthly   administration  fee
                              computed  at the  annual  rate of 0.25% of the net
                              assets  of  the  Fund  as of the  last  day of the
                              month.    The   Distributor   has   retained   SEI
                              Investments   Global  Funds  Services  ("SEI")  to
                              provide  certain  sub-administrative  services and
                              the   Distributor    pays   a   portion   of   the
                              administration fees to SEI. (See "Management of the Fund; Administration, Accounting and Other
                              Services.")

Distribution of Interests:    The   Distributor   acts  as  the  distributor  of
                              Interests  on a  best-efforts  basis,  subject  to
                              various   conditions,   in   accordance   with   a
                              distribution  agreement entered into with the Fund
                              (the  "Distribution  Agreement").  The Distributor
                              may retain Selling Agents, which may be affiliates
                              of  the  Adviser.   The  Selling   Agents  may  be
                              compensated   from  the  sales  load   charged  on
                              purchases of interests. A significant portion of the Management Fee and the Incentive Allocation received by the Adviser may be paid to Selling
                              Agents on an ongoing basis for the placement and other services provided. In addition, the Fund has adopted an Investor Service Plan, pursuant to which the Fund pays for investor services, account maintenance services and other services provided by the Distributor and/or Selling Agents. The Fund may pay Distributor and/or the Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month (the "Investor
                              Servicing Fee"). (See "Distribution
                              Arrangements.")

Risk Factors:                 General:  An investment in the Fund involves risk,
                              including:  the risk of loss of the entire  amount
                              invested;   allocation  risks;   liquidity  risks;
                              delays in the  investment,  payment of repurchases
                              and re-investment of amounts invested in the Fund;
                              dependence on the Adviser; and potential conflicts
                              of  interest.   Moreover,   the  Underlying  Funds
                              selected by the Adviser invest in, and actively trade, securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including risks arising from:

                              o the volatility of the equity, fixed income, commodity and currency markets;

                              o  borrowings and short sales;

                              o the leverage associated with trading in the currency and derivatives markets;

                              o the potential illiquidity of certain emerging markets;

                              o  bankruptcy   or   other    reorganization   and
                                 liquidation proceedings;

                              o  private     transactions;     and    derivative
                                 instruments; and

                              o  counterparty and broker defaults.

                              There is no assurance that the investment objectives of the Fund will be achieved or that its respective allocation strategies will be achieved, and results may vary substantially over time. Listed below are summaries of several specific risks associated with an investment in the Fund. For a more detailed discussion of the risks of investing in the Fund, prospective
                              Investors should review carefully the discussion under "Risk Factors," below.

                              No  Operating   History.   The  Fund  is  a  newly
                              organized, non-diversified, closed-end management investment company with no history of operations.

                              Multi-Manager Funds. The performance of the Fund depends on the ability of the Adviser to select Fund Managers and Underlying Funds, and on the success of the Fund Managers in managing the assets of the Fund allocated to them. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

                              Aggressive Investment Strategies. The Underlying Funds may use investment strategies that involve greater risks than the strategies used by typical investment companies, including short sales (which involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions.

                              Fees and Allocations. The Fund pays a Management Fee and makes an Incentive Allocation to the Adviser. In addition, the Fund typically incurs advisory fees and allocations (asset-based and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Adviser and Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable. (See "Management of the Fund").


                              Valuation of Private Funds. The valuation of the Fund's investments in Private Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Private Funds. Certain securities in which the Private Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Fund Manager's compensation. Although the Fund's valuation committee (the "Valuation Committee") reviews the valuation procedures used by all Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers and valuations provided by Private Funds generally will be conclusive with respect to the Fund. (See "Calculation of Net Asset Value").


                              Limited Liquidity. There is no public market for the Fund and none is expected to develop. Interests are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. The Fund may offer to repurchase a portion of the outstanding Interests from time to time, but is not required to do so. (See "Repurchases of Interests and Transfers.")

                              No Registration of Underlying Funds. The Underlying Funds that are Private Funds generally are not registered as investment companies under the 1940 Act and, therefore, the Fund is not entitled to the protections of the 1940 Act with respect to such Private Funds.

                              Investments Outside the United States. The Fund may invest directly or indirectly foreign securities, including securities of offshore Underlying Funds. Investments by the Underlying Funds in foreign financial markets, including markets in developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the United States. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies, and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Fund to developing country financial markets may involve greater risk than investment in a portfolio investing only in developed country financial markets. (See "Risk Factors - Risks of Securities Investing - Foreign Securities.")

                              Limited Diversification. Although the Fund seeks to diversify risk by allocating assets among different Underlying Funds, the Fund is a non-diversified investment company. The Fund intends to allocate its assets among at least 15 Underlying Funds, however, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. As a result, the investment portfolio of the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers. (See "Risk Factors - Non-Diversified Status.")

                              Underlying Fund Limitations. The Adviser is not able to control or continuously monitor the activities of the Underlying Funds. Underlying Funds may restrict redemptions of their interests under certain circumstances. Since the Fund may make additional investments in Underlying Funds only at certain times pursuant to limitations set forth in the partnership agreements or other documents governing the Underlying Funds, the Fund from time to time may have to invest some of its assets temporarily in money market securities. (See "Risk Factors - Special Risks of Multi-Manager Structure.")

Regulatory Matters:           The  Fund  will  be  registered  as an  investment
                              company  under the 1940 Act, and  Interests of the
                              Fund will be  registered  under the 1933 Act.  The
                              Adviser  is  registered  with the  Securities  and
                              Exchange   Commission  ("SEC")  as  an  investment
                              adviser   under   the   Advisers   Act  and  is  a
                              wholly-owned subsidiary of Bank of America, N.A.

                              Under the banking laws, Bank of America, N.A. and its affiliates are subject to certain restrictions that may affect their transactions and relationships with the Fund, the investments made by the Fund, and the ability of the Fund to hold securities. (See "Risk Factors - Banking Regulation.")

Taxation:                     The Fund will be treated as a partnership  and not
                              as an association taxable as a corporation for Federal income tax purposes. Accordingly, the Fund should not be subject to Federal income tax, and each Investor will be required to report on its own annual tax return such Investor's distributive share of the taxable income or loss of the Fund.
                              If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits with respect to the Fund would be treated as dividends.
                              (See "Taxes.")

ERISA Plans and Other
Tax-Exempt Entities:          Because  the  Underlying  Funds may use  leverage,
                              Investors  subject  to  the  Employee   Retirement
                              Income  Security Act of 1974  ("ERISA")  and other
                              tax-exempt   Investors   may  incur   income   tax
                              liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests.
                              (See "Taxes.")

Independent Accountants:      PricewaterhouseCoopers  LLP,  1177  Avenue of the
                              Americas, New York, NY 10036.

Investor Reports:             Investors   will   receive    monthly    unaudited
                              performance   reports,   as  well  as  semi-annual
                              unaudited and annual  audited  financial  reports.
                              The  Fund  must  receive  information  on a timely
                              basis from the  Underlying  Funds to complete  its
                              tax reporting  requirements.  An Underlying Fund's
                              delay in providing this information will delay the
                              Fund's   preparation   of   tax   information   to
                              Investors, which will require Investors in the Fund to seek extensions on the time to file their tax returns.

Legal Counsel:                Seward & Kissel LLP, One Battery  Park Plaza,  New
                              York, New York, 10004.

--------------------------------------------------------------------------------

                           SUMMARY OF FUND EXPENSES

--------------------------------------------------------------------------------

          The following table illustrates the estimated expenses, fees and performance-based allocations that the Fund expects to incur and Investors can expect to bear.

Investor Transaction Expenses

     Maximum Sales Load (as a percentage of offering price)*..........up to 3.0%

                                                       Percentage of Net Assets
Annual Expenses                                        Attributable to Interests
---------------                                        -------------------------
     Management Fee** .....................................    1.25%***
          Administration Fee ..............................    0.25%
     Other Expenses .0.75%
          Investor Servicing Fee ..........................    0.25%
     Total Other Expenses .................................    1.00%

     Total Annual Expenses ................................    2.50%
          (excluding Incentive Allocation)

     * Sales loads may be waived by the Fund for certain types of Investors. (See "Distribution Arrangements - Sales Load Waivers")

     ** In addition to the Management Fee, for each fiscal year in which an Investor has earned an annualized return on its Capital Account greater than the 6% (the "Hurdle Rate"), 10% of the excess of the net profits over the Hurdle Rate and any Loss Carryforward (as defined above) will be reallocated to the Adviser.

   *** The Adviser has agreed to waive fees and/or reimburse expenses of the Fund until December 31, 2004 (the "Expense Limitation Agreement") to the extent necessary to assure that total ordinary operating expenses of the Fund do not exceed an annual rate of 2.95% of the average monthly net assets of the Fund (the "Expense Limitation"). Ordinary operating expenses do not include organizational costs, interest, taxes, the Incentive Allocation and extraordinary expenses. The
          Adviser is entitled to recover from the Fund any fees waived or expenses reimbursed for a three year period following the date of such waiver or reimbursement, if such recovery does not cause the Fund's expenses to exceed the Expense Limitation.

          The purpose of the table above is to assist prospective Investors in understanding the various costs, expenses and performance-based allocations Investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund average net assets of $50 million. "Other Expenses" also includes organizational costs that will be borne by Investors solely during the first twelve months of the Fund's operations. "Other Expenses" are estimated at 0.90% for subsequent periods, excluding amounts that may be recovered by the Adviser under the Expense Limitation Agreement described above. If the average net assets are less than $50 million, "Other Expenses" will be higher than estimated above. For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund."

          An Investor would pay the following expenses on a $1,000 investment (including the Incentive Allocation),+ assuming a 5% annual return++:

     1 year              3 years             5 years             10 years
     ------              -------             -------             --------
     $55                 $104                $155                $296

          An Investor would pay the following expenses on a $50,000 investment (including the Incentive Allocation), + assuming a 5% annual return++:

     1 year              3 years             5 years             10 years
     ------              -------             -------             --------
     $2,728              $5,179              $7,758              $14,817

     + The Incentive Allocation is 10% of net capital appreciation credited to an Investor's Capital Account over the Hurdle Rate of 6%. Accordingly, no Incentive Allocation would be made with respect to the assumed 5% annual return.

     ++ Investors' returns are reduced by fees and expenses charged by the Underlying Funds in which the Fund invests, in addition to fees assessed by the Fund.

          The examples are based on the annual expenses and Incentive Allocation set forth above. The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the Fund's actual rate of annual return exceeds 5%, the dollar amounts of expenses could be significantly higher because of the Incentive Allocation.

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                                    THE FUND

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          The Fund is a newly formed  limited  liability  company,  organized on
October 2, 2002 under Delaware law and registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund's Interests are registered under the 1933 Act. The Fund's principal office is located at 101
S. Tryon Street, Charlotte, NC, 28255, and its telephone number is (646) 313-8890. BACAP serves as the Fund's Adviser, providing day-to-day investment management services. The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of Independent Managers.

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                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

--------------------------------------------------------------------------------

GENERAL

          The investment objective of the Fund is to generate consistent long-term capital appreciation with low volatility and limited downside risk under a wide range of market conditions.

          Under the terms of the Advisory Agreement, the Board has delegated to the Adviser, an affiliate of Bank of America, N.A., responsibility for the day-to-day management of the business and affairs of the Fund. The Adviser attempts to achieve the objective of the Fund by allocating its assets among at least 15 Underlying Funds managed by Fund Managers who invest across a range of strategies and markets. Such allocation is a critical component of the investment program of the Fund to reduce strategy and manager risk while achieving consistent superior returns.

          The Adviser identifies investment strategies by focusing on asset categories, investment regions and particular strategies which it believes are likely to produce attractive absolute returns in a particular economic environment. Investments are re-allocated by the Adviser from time to time, in its sole discretion, in accordance with these criteria.

          The Fund's investment objective is not fundamental and may be changed by the Board without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

INVESTMENT STRATEGIES; ALLOCATION OF INVESTMENTS AMONG UNDERLYING FUNDS

          Investment Strategies. The Adviser, in its sole discretion, allocates the assets of the Fund in any amount among Underlying Funds that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage, Distressed Securities and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income
Arbitrage, Statistical Arbitrage, Non-Traditional Convertible Arbitrage and Volatility Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of the Fund); and (iv) Macro (0% to 40% of the Fund). An individual investment is not generally allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests Underlying Funds where the Fund Manager has at least a twelve month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a feeder fund that is part of a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The Fund does not invest in any Underlying Fund that, in the view of the Adviser, primarily employs a mutual fund market timing investment strategy. In addition, the Fund may allocate its assets to Sub-Advised Accounts. The Fund may also invest in offshore Underlying Funds that meet the above stated criteria.

          The Board reserves the right to alter or modify some or all of the investment strategies of the Fund in light of available investment opportunities and to take advantage of changing market conditions when the Adviser recommends that such alterations or modifications are consistent with the goal of achieving consistent, long-term capital appreciation with low volatility and limited risk under a wide range of market conditions.

          The alternative investment strategies employed by Underlying Funds are summarized below. For more information, please see the SAI.

     o Event Driven Strategies - "Event Driven" trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks Event Driven strategies may include (without limitation):

               o Risk (Merger) Arbitrage - Merger arbitrage managers seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a merger.

               o Capital Structure Arbitrage - Capital structure arbitrage managers seek to exploit pricing disparities in a single firm's capital structure or within a parent/subsidiary capital structure.

               o Distressed Securities Arbitrage - Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations).

               o Special Situations - Special Situations managers seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix.

     o Relative Value - Relative Value is a multiple investment strategy approach. The overall emphasis is on making "spread trades," which derive returns from the relationship between two related securities rather than from the direction of the market. Relative Value strategies may include (without limitation):

               o Convertible Arbitrage - Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They may hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation.

               o Fixed Income Arbitrage - Fixed Income Arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security.

               o Statistical Arbitrage - Statistical Arbitrage strategies are quantitative "black box" equity strategies that are typically market neutral and based on "reversion to the mean." These strategies seek to exploit temporary price discrepancies among related assets that are manifested on time scales ranging from a few hours to a few weeks.

               o    Non-Traditional   Convertible  Arbitrage  -  Non-Traditional
                    Convertible Arbitrage managers make private investments in public companies in need of financing.

               o Volatility Arbitrage - Volatility Arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a long volatility bias in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive.

     o Equity Hedge - "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Equity Hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions.

     o Macro - Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets.

          The multi-manager, multi-strategy program of the Fund is designed to take advantage of broad market opportunities. The Fund has been designed to afford the Adviser the maximum flexibility to deploy assets of the Fund in whatever investment strategies are deemed appropriate for it under prevailing economic and market conditions. Accordingly, the Underlying Funds selected by the Adviser are permitted to utilize leverage and may invest in a wide range of instruments and markets, including, but not limited to, long and short positions in domestic and foreign equities and equity-related instruments, fixed income and other debt-related instruments, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments, real estate and real estate related investments. The Adviser intends to invest the assets of the Fund in Underlying Funds that may invest in hot issues.

          When they determine that such an investment policy is warranted, Underlying Funds may invest, without limitation, in cash and cash equivalents. The Adviser may invest the cash balances of the Fund in any instruments it deems appropriate. Any income earned from such investments is reinvested by the Fund in accordance with its investment program.

          Allocations of Investments Among Underlying Funds. Allocation among Underlying Funds is determined based on factors such as an analysis of the potential of each Fund Manager for long-term performance, correlation with other Fund Managers and an Underlying Fund's expected contribution to the targeted risk/return profile of the Fund. Generally, Fund Managers conduct their investment programs through private investment funds or discretionary managed accounts. These investment vehicles typically provide greater flexibility than traditional investment companies that are registered under the 1940 Act, with respect to the types of securities that may be owned, the types of trading strategies that may be employed, and, in some cases, the amount of leverage that can be used. Some Underlying Funds may be "funds of funds" and other Underlying Funds and Sub-Advised Accounts and, subject to any limitations imposed by the 1940 Act, may invest in and actively trade shares of investment companies. (See "Risk Factors - Risks of Securities Investing - Investments in Registered Investment Companies.")

          There can be no assurance that the asset allocations made by the Adviser on behalf of the Fund will prove to be as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.

SELECTION OF FUND MANAGERS

          Fund Managers are identified from a variety of sources, including proprietary databases, commercial databases, capital introduction groups of the major prime brokers, conferences and other industry functions, industry publications, marketing firms, referrals, Bank of America, N.A. affiliates, and an industry-wide information network (both in the U.S. and Europe) developed by the portfolio management team. Due diligence is performed on a large number of Fund Managers for each identified strategy. Fund Managers that preliminarily fit the investment philosophy of the Adviser are researched further.

          The Adviser employs a qualitative and quantitative diagnostic and monitoring process in selecting and reviewing the performance of Fund Managers in order to ensure that the allocation guidelines of the Fund are satisfied. Qualitative criteria may include, without limitation: on-site interviews of the key personnel of the Fund Manager; organizational structure; experience and training of the key personnel; quality and rigor of investment process; quality of support infrastructure (including internal and external professional staff); reporting transparency; whether the key personnel have substantial personal investments in the investment program; and/or consideration of various oversight mechanisms employed in the investment program (including, the presence of risk management discipline and internal controls).

          Quantitative criteria may include, without limitation: various investment performance statistics (including, historical risk-adjusted returns of investment funds and accounts managed during various time periods and market cycles, if any); down-side deviation; level of assets under management; and/or correlations relative to other Underlying Funds.

          The Adviser continually monitors the performance of the Fund Managers and the overall composition of the investment portfolio of the Fund. The Adviser maintains regular communications with the Fund Managers through performance reporting and meetings. The identity and number of Fund Managers is expected to change over time. The Adviser may withdraw from or invest in different Underlying Funds and terminate or enter into new investment advisory agreements without prior notice to or the consent of the Investors.

          Fund Managers are compensated on terms that may include fixed and/or performance-based fees or allocations. Generally, fixed fees to Fund Managers, if applicable, range from 1.0% to 2.0% (annualized) of the average net asset value of the Fund's investment, and performance fees or allocations range from 10% to 25% of the net capital appreciation in the Fund's investment for the year or other measurement period.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

          Certain Underlying Funds in which the Fund may invest involve substantial risks, including the risk that the entire amount invested may be lost. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other risks also are associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

          Prospective Investors should consider the following principal risks in determining whether an investment in the Fund is a suitable investment. Prospective Investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

LACK OF OPERATING HISTORY

          The Fund is a recently formed entity and has no operating history upon which prospective Investors may evaluate its past performance. The past investment performance of the Adviser, the Fund Managers or the Underlying Funds should not be construed as an indication of the future results of the Fund.

RISKS OF SECURITIES INVESTING

          Introduction. All investments in securities entail the risk of loss. The Underlying Funds may invest in equity and debt securities, options and derivatives, all of which involve particular risks. Securities fluctuate in value on the basis of numerous factors - often unrelated to the value or characteristics of the particular security or issue - and those fluctuations can be pronounced.

          There can be no assurance that the Adviser will be able to select Underlying Funds and Fund Managers that will attain the investment objective of the Fund. In addition, the returns from the Underlying Funds depend upon a variety of factors, including conditions in the global, national and regional economies, conditions in the credit markets, conditions in the securities markets generally and in the market for securities in particular industries or particular regions, political and technological developments, and changes in exchange rates, all of which are beyond the control of the Fund, the Adviser, their respective affiliates, and the Fund Managers.

          Set forth below is a summary of certain of the risks relating to specific types of securities which are used in the investment programs of the Underlying Funds, and investment strategies which are employed by the Fund Managers. Although all of these risks may be present in the investment programs of each of the Underlying Funds, they may not be applicable to them to the same degree. The strategies and substrategies that are employed by the Underlying Funds are described in more detail in the SAI.

          As part of its duties, the Adviser monitors the adherence by Underlying Funds to their stated investment programs and historical investment strategies. In the event that the Adviser determines that an Underlying Fund is deviating materially from such standards, it will consider appropriate actions seeking to achieve the investment objectives of the Fund, including withdrawal of all or a portion of the assets invested in such Underlying Fund. The ability of the Adviser to make such withdrawals and re-allocate investments is subject to certain risks. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

          Short Sales. Some or all of the Underlying Funds may attempt to limit an Underlying Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities. In addition, Underlying Funds may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Underlying Fund may "short" a security of a company if, in the Fund Manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth.

          To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Underlying Fund. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and, thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

          An Underlying Fund may also make short sales "against-the-box," in which it sells short securities it owns or has the right to obtain without payment of additional consideration. An Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

          Foreign Securities. The Fund may invest directly or indirectly in foreign securities, including securities of offshore Underlying Funds. Underlying Funds may invest in securities, and derivatives of securities of foreign issuers (both public and private) and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Underlying Funds may invest may be listed on foreign exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Underlying Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

          Other risks of investing in offshore Underlying Funds and foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Underlying Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Underlying Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

          Purchasing Initial Public Offerings. Underlying Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospect of achieving them.

          Swap Agreements. Some or all of the Underlying Funds may enter into equity, interest rate, index, currency rate swap, and other agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Underlying Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange different cash flows, such as interest rates (fixed versus fluctuating rates), currencies, or returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The cash flows to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount", (e.g., the interest rate or return on or increase in value of a particular dollar amount invested, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements also include interest rate "caps," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" interest rate "floors," under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and interest rate "collars," under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by an Underlying Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Underlying Fund's current obligations (or rights) under a swap agreement generally would be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to such swaps would be limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to a swap defaults, an Underlying Fund's risk of loss consists of the net amount of payments that the Underlying Fund contractually is entitled to receive.

          Derivatives. Some or all of the Underlying Funds may invest in, or enter into, financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate ("Derivatives"). Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the performance of an Underlying Fund.

          If an Underlying Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the return of the Underlying Fund or result in a loss. An Underlying Fund also could experience losses if Derivatives were poorly correlated with its other investments, or if a Fund Manager were unable to liquidate an Underlying Fund's position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          Warrants and Rights. Warrants are Derivatives that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. The market for warrants and rights can become very illiquid. Changes in liquidity may significantly impact the price for warrants and rights.

          Options and Futures. Underlying Funds may utilize options and futures contracts, including stock index futures contracts. Underlying Funds also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Fund Manager may have difficulty closing out the Underlying Fund's position. Over-the-counter options also may include options on baskets of specific securities.

          Underlying Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Underlying Fund owns the underlying security. The sale of a covered call option exposes an Underlying Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. The sale of an uncovered call option subjects the Underlying Fund to the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option plus the premium received. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Underlying Fund's books or with the Underlying Fund's custodian to fulfill the obligation undertaken. The sale of a covered put option exposes an Underlying Fund during the term of the option to a decline in price of the underlying security while depriving the Underlying Fund of the opportunity to invest the segregated assets. The sale of an uncovered put option subjects the Underlying Fund to the risk of a decline in the market price of the underlying security below the exercise price of the option less the premium received.

          The purchase of a call or put option subjects the Underlying Fund to the risk of the loss of its entire investment in the option if the price of the underlying security does not increase above the exercise price of the call option, or decline below the price of the exercise price of the put option, as the case may be, by more than the premium paid. The risk of loss on a call option can be offset, in whole or in part, by a short sale of the underlying security. If an Underlying Fund holds the underlying security, the loss on a put option will be offset, in whole or in part, by the gain on the security.

          An Underlying Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Underlying Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund Manager would ordinarily make a similar "closing sale transaction", which involves liquidating the Underlying Fund's position by selling the option previously purchased, although the Fund Manager would be entitled to exercise the option should it deem it advantageous to do so.

          Underlying Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Underlying Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Underlying Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to the Underlying Funds, which could adversely affect the value of their net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting Underlying Funds to substantial losses.

          Successful use of futures also is subject to a Fund Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          Pursuant to regulations or published positions of the SEC, an Underlying Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the manager's ability otherwise to invest those assets.

          Call and Put Options on Securities Indices. Some or all of the Underlying Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes is subject to the Fund Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Interest Rate and Currency Futures. Underlying Funds may purchase and sell interest rate futures contracts. An interest rate future obligates an Underlying Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. Underlying Funds also may purchase and sell currency futures. A currency future obligates an Underlying Fund to purchase or sell an amount of a specific currency at a future date at a specific price. These Underlying Funds may employ the spot or forward markets for any or all commodities as well. The risk of loss in interest rate and currency futures transactions can be substantial. Successful use of futures depends upon the Fund Manager's ability to predict correctly movements in the direction of the relevant market. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Trading  in  Illiquid   Securities  and  Other  Investments.   Certain
investment positions in which an Underlying Fund has an interest may be illiquid. Underlying Funds may invest in restricted or non-publicly traded securities and securities on foreign exchanges. This could prevent an Underlying Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. This could also impair the ability of the Fund to distribute repurchase proceeds to an Investor in a timely manner.

          Small Cap Stocks. Underlying Funds may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Underlying Funds may purchase securities in all available securities trading markets.

          Industry/Sector Risk. The Fund may invest in Underlying Funds that focus their investment strategy on particular industry or sector. Investing in Underlying Funds focusing on equity and other securities of specific industry or sector issuers involves substantial risks. Market or economic factors affecting such industry or sector could have a major effect on the value of an Underlying Fund's investments.

          The Fund's investment policies and restrictions only apply to Private Funds that are affiliates. Underlying Funds may target or concentrate their investments in particular markets, sectors or industries. Underlying Funds may also be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Underlying Funds are subject to greater volatility that if they had non-concentrated and diversified portfolios. Those Underlying Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that particular industry or sector, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

          Investments in "Distressed Companies." Underlying Funds may invest in securities and private claims and obligations of domestic and foreign entities which are experiencing significant financial or business difficulties, such as loans, loan participations, claims held by trade or other creditors, non-performing and sub-performing mortgage loans, fee interests in real estate, partnership interests and similar financial instruments, most of which are not publicly traded and which may involve a substantial degree of risk. Underlying Funds that make such investments may lose a substantial portion or all of their investments in a troubled loan or equity interest or may be required to accept cash or securities with a value less than their share of the investment. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult for Fund Managers to obtain information as to the true condition of such entities.

          Investments in Registered Investment Companies. The Fund, subject to any limitations imposed by the 1940 Act, may invest in Underlying Funds that invest in and may actively trade shares of investment companies, and the Fund may directly invest in money market investment companies. An Investor who meets the conditions for investment in an investment company could invest directly therein and avoid exposure to the special risks of a multi-manager structure, including multiple layers of fees. In addition, the provisions of the 1940 Act, among other things, place restrictions on the amount of leverage that may be employed in the investment program of an investment company and prohibit and restrict the ability of an investment company from engaging certain types of transactions, including "affiliate transactions." Although such restrictions and prohibitions may be regarded as providing additional protections to Investors, in some cases such restrictions and prohibitions might limit the investment return of Investors in an investment company as compared to investments in other Underlying Funds. (See "Risk Factors - Special Risks of a Multi-Manager Structure.")

          Event Risk. Certain investments by Underlying Funds are based on the anticipated outcomes of company specific or transaction specific situations, and certain other investments by Underlying Funds are based on the anticipated outcomes of broader changes in markets or the economy. If the outcomes are not as anticipated (either because the change did not occur, did not occur in the manner or to the extent anticipated, or, in the worst case, because the outcome was contrary to what had been anticipated), Underlying Funds which make such investments could suffer losses and loss of opportunities for alternative investments.

          Leverage. Some or all of the Underlying Funds may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks.

          Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically are secured by the pledge of those securities.

          The financing of securities purchases may also be effected through reverse repurchase agreements. (See "Risk Factors - Risks of Securities Investing - Reverse Repurchase Agreements.")

          Although leverage will increase investment return if an Underlying Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investments in Underlying Funds. In the event that an Underlying Fund's equity or debt instruments decline in value, the Underlying Fund could be subject to a "margin call" or "collateral call", pursuant to which the Underlying Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Fund's assets, the Fund Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging is subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The Adviser is not able to control the amount of, or the ability of a Fund Manager to incur any leverage.

          Although the Fund does not anticipate doing so, it may also determine to borrow money for temporary or emergency purposes or in connection with a repurchase of Interests. The Fund may not borrow if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Fund may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce the Fund's total asset level below what is required by the 1940 Act or the Fund's loan agreements.

          Lending Portfolio Securities. Some or all of the Underlying Funds may lend securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Underlying Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities and may earn interest or other compensation with respect to the loaned securities. The Fund might experience risk of loss if the institution with which an Underlying Fund has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund.

          When-Issued and Forward Commitment Securities. Some or all of the Underlying Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery of and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Underlying Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Underlying Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Fund Manager on a forward basis will not honor its purchase obligation. In such cases, a Fund may incur a loss.

          Reverse Repurchase Agreements. Reverse repurchase agreements involve a sale of a security by an Underlying Fund to a bank or securities dealer and the Underlying Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Underlying Fund's investment portfolio.

SPECIAL RISKS OF A MULTI-MANAGER STRUCTURE

          The Adviser invests assets of the Fund through Underlying Funds. The success of the Fund depends upon the ability of the Adviser and Fund Managers to develop and implement investment strategies that achieve the objectives of the respective Underlying Funds. For example, the inability of a Fund Manager effectively to hedge an investment strategy that it utilizes may cause the assets of the Fund invested with such Underlying Fund to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and the Fund Managers may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized. In addition, the overall performance of the Fund is dependent not only on the investment performance of individual Underlying Funds, but also on the ability of the Adviser to select and allocate assets among such Underlying Funds effectively on an ongoing basis. There can be no assurance that the allocations made by the Adviser will prove as successful as other allocations that might have been made, or as adopting a static approach in which Underlying Funds are not changed.

          Valuation of the Private Funds. The valuation of the Fund's investments in Private Funds is ordinarily determined based upon valuations provided by the Fund Managers for such Private Funds. Certain securities in which the Private Funds invest may not have a readily ascertainable market price and will be valued by the Fund Managers. In this regard, a Fund Manager may face a conflict of interest in valuing the securities, as their value will affect the Fund Manager's compensation. Although the Valuation Committee reviews the valuation procedures used by all Fund Managers, the valuation committee cannot confirm the accuracy of valuations provided by Fund Managers and valuations provided by Private Funds generally will be conclusive with respect to the Fund. In addition, the net asset values or other valuation information received by the Valuation Committee from a Private Fund are typically estimated, and may be subject to later adjustment or revision by the Private Fund. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by a Private Fund.

          Information from Fund Managers. Underlying Funds that are Private Funds may not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Investors will not have the protections of the 1940 Act with respect to its investments in those Underlying Funds. For example, funds registered under the 1940 Act are subject to provisions that limit transactions with affiliates and that require that a fund have a separate custodian and independent directors or trustees. In addition, registered funds are subject to reporting requirements that mandate the disclosure of the underlying instruments and investment strategies of a fund's portfolio. Although the Adviser receives detailed information from each Fund Manager regarding its historical performance and investment strategy, in most cases the Adviser has little or no means of independently verifying this information. The absence of such information may result in losses to a Fund.

          Multiple Layers of Fees. By investing in Underlying Funds indirectly through the Fund, Investors bear a proportionate share of the fees and expenses of the Fund and, indirectly, similar expenses of the Underlying Funds. Investors could avoid the additional level of fees at the Fund level by investing directly with the Underlying Funds, although in many cases access to these Underlying Funds may be limited or unavailable.

          Independent Fund Managers. Each Fund Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Fund Managers and the Fund generally. Accordingly, a Fund Manager with positive performance may receive compensation from the Fund, and, thus, indirectly from Investors, even if the overall investment return of the Fund is negative. Investment decisions for the Underlying Funds are made by the Fund Managers entirely independently of each other. As a result, at any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

          Proprietary Investment Strategies. Selected Underlying Funds may use proprietary investment strategies that are based on considerations and factors that are not fully disclosed to the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Fund Manager or the Adviser. The Fund Managers generally use investment strategies that are different than those typically employed by traditional managers of portfolios of stocks and bonds. The investment niche, arbitrage opportunity or market inefficiency exploited by a particular Underlying Fund may become less profitable over time as market conditions change.

          Sub-Advised Account Allocations. The Fund may place assets with a number of Fund Managers through opening discretionary managed accounts rather than investing in Private Funds. Sub-Advised Accounts would be subject to the Fund's investment restrictions and the 1940 Act. In addition, the Sub-Advised Accounts could, depending on the investment program utilized, expose the Fund to theoretically unlimited liability, and it is possible, given the leverage which certain of the Fund Managers may use to achieve their investment objectives, that the Fund could lose more by being invested in a Sub-Advised Account directed by a particular Fund Manager than if the Fund had been invested in a Private Fund managed by such Fund Manager.

          Investments in Non-Voting Stock. Underlying Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may make it difficult to monitor whether the holdings of the Underlying Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Underlying Fund in non-voting form. Additionally, the Fund may need to limit the amount of voting securities it holds in any particular Underlying Fund, and may as a result hold substantial amounts of non-voting securities in a particular Underlying Fund. To the extent that the Fund holds non-voting securities of an Underlying Fund, it will not be able to vote on matters that require the approval of the investors in the Underlying Fund. This restriction could diminish the influence of the Fund in an Underlying Fund and adversely affect its investment in the Underlying Fund, which could result in unpredictable and potentially adverse effects on Investors.

          Delays in Investment in Underlying Funds. It is the intention of the Adviser that at all times the Fund will be fully invested in Underlying Funds. However, from time to time, one or more Underlying Funds may limit the amount of additional capital that they will accept from the Fund. In addition, even when additional investments are permitted by Underlying Funds, the Fund may make additional investments in an Underlying Fund only at certain times pursuant to limitations set forth in the governing documents of such Underlying Fund. In any such event, pending the allocation to additional Underlying Funds, or the agreement of the existing Underlying Funds to accept additional capital contributions from the Fund, initial or additional capital contributions made by Investors may be temporarily invested in money market instruments which may, subject to applicable law, include money market funds sponsored by and/or advised by the Adviser or its affiliates. Under such circumstances, continued sales of Interests will dilute the participation of existing Investors in the Underlying Funds in which the applicable Fund is invested.

          Repurchases; Re-Allocation of Investments. As discussed above, the Adviser intends to invest the assets of the Fund in at least 15 Underlying Funds managed by independent Fund Managers. Under the terms of the governing documents of Underlying Funds, the ability of the Fund to withdraw any amount invested therein may be subject to certain restrictions and conditions, including restrictions on the withdrawal of capital for an initial period of as long as two years, restrictions on the amount of redemption requests and the number of times a year when redemption requests can be made (which could be no more frequently than annually), and investment minimums which must be maintained. Consequently, the ability of the Fund to repurchase all or any portion of an Investor's Interest may be adversely affected to varying degrees by such restrictions depending on, among other things, the length of any restricted periods imposed by the Underlying Funds, the amount and timing of a repurchase offer in relation to the time remaining of any restricted periods imposed by related Underlying Funds, the next regularly scheduled redemption dates of such Underlying Funds and the satisfaction of other conditions. Also, the ability of the Adviser to reallocate investments among existing or new Underlying Funds or to replace an existing Fund Manager at any particular time may be adversely affected by such restrictions and conditions. The ability of an Investor to request a repurchase of all or any portion of a Capital Account is also subject to the other conditions discussed herein. (See "Repurchases of Interests and Transfers.")

          Other Risk Factors. Underlying Funds generally are permitted to redeem their interests in-kind. Thus, upon the withdrawal by the Fund of all or a portion of its interest in an Underlying Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser will seek to dispose of these securities in a manner that is in the best interests of the Fund.

          A noncorporate Investor's share of the investment expenses of the Fund (including any asset-based fees at the Fund and Underlying Fund levels) may be subject to certain limitations on deductibility for regular Federal income tax purposes and may be completely disallowed for purposes of determining the noncorporate Investor's alternative minimum tax liability.

          The Fund may agree to indemnify certain of the Underlying Funds and their Fund Managers from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the Interests.


BANKING REGULATION

          The Adviser is a wholly owned subsidiary of Bank of America, N.A., and as such is subject to regulation under banking law, including for certain affiliates, the Bank Holding Company Act of 1956, as amended, and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between Bank of America, N.A. and its affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

INCENTIVE COMPENSATION

          The Fund pays a Management Fee and makes an Incentive Allocation to the Adviser. In addition, the Fund typically incurs advisory fees and allocations (asset-based and performance-based) payable to the Fund Managers in connection with its investments in the Underlying Funds. Such arrangements may create incentives for the Adviser and Fund Managers to engage in riskier transactions than would otherwise be the case if such performance-based compensation were not paid. The Fund may incur performance-based fees or allocations to some Fund Managers even though the performance of other Fund Managers or the Fund as a whole in a given year is negative. In addition, because such performance-based allocations are generally calculated on a basis that includes realized and unrealized appreciation of assets, the allocation may be greater than if it were based solely on unrealized gains.

LIQUIDITY RISKS

          Interests in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, an Investor may not be able to dispose of Interests in the Fund. Depending on market conditions and other factors, the Adviser expects that it will generally recommend to the Board that the Fund offer to repurchase Interests from Investors two times each year, in June and December.

NON-DIVERSIFIED STATUS

          There are no percentage limitations imposed by law on the percentage of the Fund's assets that may be invested in the securities of any one issuer. However, it is generally intended that not more than 10% of the assets of the Fund will be invested in any single Underlying Fund. The Adviser believes that this approach will help to reduce overall investment risk.

DISTRIBUTIONS TO INVESTORS AND PAYMENT OF TAX LIABILITY

          The Fund does not intend to make periodic distributions of net income or gains, if any, to Investors. Whether or not distributions are made, Investors are required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income. The amount and times of any distributions is determined in the sole discretion of the Board.

          Investors will likely be required to request extensions of time to file their personal income tax returns. The Fund does not expect to be able to provide estimates of each Investor's taxable income before the due date for filing extensions and paying estimated taxes. Investors should consult their tax adviser concerning how such delayed reporting may affect them.

          The foregoing list of principal risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisers before deciding to invest in the Fund. In addition, as the investment program of the Fund develops and changes over time, an investment in the Fund may be subject to additional and different risk factors. No assurance can be made that profits will be achieved or that substantial losses will not be incurred.

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                              CONFLICTS OF INTEREST

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          BACAP  and its  affiliates  (collectively,  for the  purposes  of this section "BACAP Affiliates"), and their partners, officers and employees, including those involved in the investment activities and business operations of the Fund, are engaged in business unrelated to the Fund. This may be a consideration of which the Investor should be aware. Set forth below is disclosure related to a number of possible conflicts that may arise. This disclosure is not intended to be exhaustive.

          BACAP Affiliates are active participants in the global currency, equity, commodity, fixed-income and other markets in which the Fund directly or indirectly invests. As such, BACAP Affiliates are actively engaged in transactions in the same securities and other instruments in which the Underlying Funds selected by BACAP may invest. The proprietary activities or portfolio strategies of BACAP Affiliates, or the activities or strategies used for accounts managed by BACAP Affiliates for other customer accounts, could conflict with the transactions and strategies employed by BACAP or the Fund Managers and could affect the prices and availability of the securities and instruments in which the Fund invests directly or indirectly. BACAP Affiliates' trading activities are carried out without reference to positions held directly or indirectly by the Fund and may have an effect on the value of the positions so held or may result in their having an interest in an issuer that is adverse to that of the Fund. BACAP Affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, BACAP Affiliates may directly or indirectly compete with the Fund for appropriate investment opportunities.

          BACAP Affiliates may create, write or issue derivative instruments where the counterparty is an Underlying Fund in which the Fund has invested or the performance of which is based on the performance of the Fund. BACAP Affiliates may keep any profits, commissions and fees accruing to it in connection with its activities for itself and other clients, and the fees or allocations from the Fund to BACAP Affiliates are not reduced thereby.

          BACAP Affiliates from time to time may invest proprietary or client capital with portfolio managers, including Fund Managers selected for the Fund, and may also invest in the same management companies of hedge fund managers that may be purchased for the Fund. In addition, BACAP Affiliates may have other business relationships with such Fund Managers and/or Underlying Funds, including without limitation prime brokerage relationships.

          BACAP provides investment management services to other clients, including other multi-manager funds and managed accounts that follow investment programs substantially similar to that of the Fund. As a result, where a limited investment opportunity would be appropriate for the Fund and also for one or more of its other clients, BACAP is required to choose among the Fund and such other clients in allocating such opportunity, or to allocate less of such opportunity to the Fund than it would ideally allocate if it did not provide investment management services to other clients. In addition, BACAP may determine that an investment opportunity is appropriate for a particular client, or for itself or an affiliate, but not for the Fund. Situations may arise in which other client accounts managed by BACAP or its affiliates have made investments that would have been suitable for the Fund but, for various reasons, were not pursued by, or available to, the Fund. BACAP attempts to allocate limited investment opportunities among the Fund and its other client accounts in a manner it believes to be reasonable and equitable.

          BACAP may allocate assets of the Fund to Fund Managers affiliated with it or with which BACAP Affiliates have a business relationship, but not on terms more favorable to such Fund Managers than could be obtained through arm's length negotiation. Such business relationships could include agreements pursuant to which a BACAP Affiliate provides services to a Fund Manager and is compensated by receiving a share of such Fund Manager's revenue, including revenue based on a percentage of the Fund Manager's assets under management. BACAP Affiliates may enter into placement agent agreements with a Fund Manager, pursuant to which such Fund Manager may compensate BACAP Affiliates for referring investors (other than the Fund) to the Fund Manager.

          Subject to applicable law, the Fund may enter into transactions with BACAP Affiliates. BACAP will, to the extent required by law, obtain the appropriate consents prior to entering into such transactions. Accordingly, the Fund may buy investments from, and sell investments to, BACAP Affiliates, and BACAP Affiliates may act as the Fund's counterparty in connection with swaps, options, forward contracts and other derivative instruments.

          The Fund Managers may manage other accounts and may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Fund Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Fund's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Fund.

          A Fund Manager may purchase investments that are issued, or the subject of an underwriting or other distribution, by a BACAP Affiliate. A Fund Manager may invest, directly or indirectly, in the securities of companies affiliated with BACAP or in which a BACAP Affiliate has an equity or participation interest. The purchase, holding and sale of such investments for the Fund may enhance the profitability of the BACAP Affiliate's own investments in such companies.

          Other present and future activities of BACAP Affiliates, the Fund Managers and/or their affiliates may give rise to additional conflicts of interest.

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                                 USE OF PROCEEDS

--------------------------------------------------------------------------------

          The proceeds from the sale of Interests, net of the Fund's organization costs, offering costs and fees and expenses, will be invested in accordance with the Fund's investment program within one month after receipt of such proceeds by the Fund.

          The   organizational   costs  of  the  Fund  are   expected  to  total
approximately $45,000.

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                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

GENERAL

          The Board of Managers provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of the Fund. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

THE ADVISER

          BACAP serves as the Adviser of the Fund pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser shall, subject to the supervision and control of the Board, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) take such further actions with respect to the foregoing as the Adviser shall deem necessary or advisable. In performing its duties under the Advisory Agreement, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors of the Fund as may be required to comply with applicable provisions of the 1940 Act. The Adviser is not required to, but may hold
Interests in the Fund. BACAP is a North Carolina limited liability company located at 101 South Tryon Street, Charlotte, NC 28255, and registered as an "investment adviser" under the Advisers Act. BACAP is a wholly-owned subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation.

          The Fund pays the Adviser a Management Fee, computed and paid monthly at an annual rate of 1.25% of the net assets of the Fund as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation). In addition, the Adviser will receive a performance-based Incentive Allocation that is determined by reallocating to the Adviser a percentage of the net profits otherwise allocable to each Investor, subject to a Hurdle Rate. (See "Management of the Fund - Allocation of Gains and Losses; Incentive Allocation")

          The Advisory Agreement was approved by a majority of the Board of Managers, including a majority of the Independent Managers, at a meeting called for such purpose on January 13, 2003. The Advisory Agreement was approved for an initial term expiring March 31, 2005, and it will be automatically renewed thereafter for successive one-year terms, unless the Board (acting on behalf of the Fund) or the Adviser elects to terminate the Advisory Agreement on 60 days' prior written notice to the other.

PORTFOLIO MANAGER

          Jason D. Papastavrou, Ph.D., serves as the portfolio manager of the Fund. His biography is set forth below.

KEY PERSONNEL

          Lawrence R. Morgenthal, CFA, Managing Director, Alternative Investments Group, BACAP. As managing director of BACAP's Alternative Investments Group, Mr. Morgenthal is charged with overseeing the entire spectrum of alternative investment products and strategies managed by BACAP. Prior to assuming his current position in June 2002, Mr. Morgenthal was senior managing director, director of alternative investments and director of sales at Weiss, Peck & Greer, LLC. During his four-year tenure there, he managed the firm's alternative investment business consisting of venture capital, buyout and hedge funds.

          From 1994 to 1998, Mr. Morgenthal worked for ABB Asea Brown Boveri as a manager in the firm's pension and thrift management division, which managed the investments of a $1.1 billion pension plan and $1.4 billion thrift plan. Previously, Mr. Morgenthal was a senior financial analyst at AT&T (NCR Corp.) in the pension fund investment group. He began his career as a pension consultant at Preferred Pension Concepts. He has been employed in the financial industry since 1988. Mr. Morgenthal earned his MBA with high honors from the University of Michigan and a bachelor's degree in economics from the State University of New York at Binghamton. He holds the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. Mr. Morgenthal has been a frequent speaker on alternative investment topics at conferences sponsored by NMS Management, the Institute for International Research, Opal Financial Group and TASS Management.

          Jason D. Papastavrou, Ph.D., Managing Director, Alternative Investments Group, BACAP. Dr. Papastavrou is responsible for portfolio management of the Fund. Prior to joining BACAP in 2001, he was a portfolio manager for Deutsche Asset Management from 1999 to 2001. Prior to that he worked for a private investor and was a professor at Purdue University from 1990 to 1999. Dr. Papastavrou has been employed in the financial industry since 1997. Dr. Papastavrou earned a Ph.D. and master's degree in electrical engineering and a bachelor's degree in mathematics from the Massachusetts Institute of Technology. He is a member of The Institute for Operations Research and Management Science and The Institute of Electrical and Electronic Engineers. Dr. Papastavrou has published over 20 reviewed papers in academic journals.

          Mark F. Raskopf, CFA, Director, Alternative Investments Group, BACAP. Mr. Raskopf is a senior research analyst and portfolio manager for the Alternative Investments Group of BACAP. Prior to joining BACAP in 2002, he worked for Deutsche Asset Management as a vice president and portfolio manager in the firm's absolute return strategies group. Mr. Raskopf's earlier experience includes tenure with Kenmar Advisory Corporation, where he served as vice president in the firm's hedge fund group, and as vice president for Winklevoss Consultants Inc., where he managed hedge funds used to fund corporate deferred compensation plans. Mr. Raskopf has been employed in the financial industry since 1994. Mr. Raskopf earned a bachelor's degree from Middlebury College. He holds a Chartered Financial Analyst designation, and is a member of the Association of Investment Management and Research

ALLOCATIONS OF NET PROFITS AND NET LOSSES; INCENTIVE ALLOCATION

          The net profit or net loss of the Fund (including realized and unrealized gains and losses) as of the end of each "Fiscal Period" will be allocated to each Investor in the proportion that its Capital Account as of the beginning of such Fiscal Period bore to the aggregate of the Capital Accounts of all Investors as of the beginning of that Fiscal Period. A Fiscal Period is a portion of a fiscal year that is used for the purpose of allocating net profits and net losses due to contributions to and withdrawals from Capital Accounts during a fiscal year (see "Fiscal Periods" below). Net profit and net loss of the Fund will be determined on the accrual basis of accounting using accounting principles generally accepted in the United States as a guideline (see "Calculation of Net Asset Value" below).

          Subject to the Loss Carryforward, for each fiscal year that an Investor has earned an annualized return on his Capital Account that is greater than the 6% Hurdle Rate, an amount equal to 10% of the excess of the net profits in excess of the Hurdle Rate allocated to the Investor's Capital Account will be deducted from the Investor's Capital Account and reallocated to a Capital Account for the benefit of the Adviser (see discussion of Special Advisory
Account in "Capital Accounts" below) at the end of such fiscal year. A significant portion of the Incentive Allocation otherwise allocable to the Adviser may be paid to placement agents retained by the Fund.

          Under a loss carryforward provision (described in detail in the LLC Agreement), no Incentive Allocation will be made with respect to a particular Investor for a fiscal year until any net loss previously allocated to the Capital Account of such Investor has been offset by subsequent net profits. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of an Investor's Interest), the Investor's Loss Carryforward, if any, will be reduced on a pro rata basis.

          In the event the Fund is terminated other than at the end of a fiscal year, the Incentive Allocation is determined through such termination date. If an Investor's Capital Account is reduced (as a result of a Fund repurchase of all or a portion of an Investor's Interest) other than at the end of a fiscal year, the Incentive Allocation with respect to any such Investor is determined through such repurchase date.

ADMINISTRATION, ACCOUNTING AND OTHER SERVICES

          The Fund has also retained the Distributor to serve as the administrator for the Fund. Pursuant to an agreement between the Distributor and the Fund (the "Administration Agreement"), the Distributor provides certain accounting, administrative and Investor services to the Fund. In connection with these services, the Fund pays the Distributor a monthly Administration Fee computed at the annual rate of 0.25% of the net assets of the Fund as of the last day of the month. The Distributor has retained SEI as a sub-administrator to assist it with providing accounting, administration and Investor services to the Fund.

CUSTODIAN/TRANSFER AGENT

          The Fund's cash and securities are held under a Custodian Agreement by SEI Private Trust Company ("SEI Trust"). The Fund's assets are held under a bank custodianship in compliance with the 1940 Act. SEI Trust acts as the Fund's transfer agent, dividend-paying agent and registrar. The principal address of SEI Trust is One Freedom Valley Drive, Oaks, PA 19456. The Fund and SEI Trust have also retained The Bank of New York to serve as sub-custodian to the Fund. The principal business address of The Bank of New York is 101 Barclay Street, 21 W Floor, New York, NY 10286.


FUND EXPENSES

          The Fund bears, among others, the following expenses: (a) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, reasonable out of pocket expenses incurred in monitoring and evaluating Underlying Funds and Fund Managers (e.g., security background inquiries regarding existing and prospective Fund Managers), interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums and taxes withheld on non-U.S. dividends; (b) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws; (c) the costs and expenses of holding meetings of the Board and any meetings of Investors, including costs associated with the preparation and dissemination of proxy materials; (d) the fees and disbursements of Fund counsel, legal counsel to the Managers of the Fund, if any, who are not "interested persons" as defined by the 1940 Act and the rules thereunder, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund; (e) the Management Fee; (f) the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund; (g) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board; (h) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors; (i) any entity-level taxes; and
(j) such other expenses as may be approved by the Board. As noted in the expense table, the Adviser may be entitled to recoup certain expenses over time.

          All fees and expenses, duties and charges are charged to the Fund as the Board determines to be reasonable. In the case of any fees or expenses of a regular or recurring nature, such as audit fees, the Board may calculate such fees and expenses on an estimated figure for yearly or other periods in advance and accrue the same in equal proportions over any period.

          The Fund's organizational costs will be borne by the Fund and are estimated at $45,000. In addition, the Fund will bear certain offering costs of approximately $233,000, associated with the initial offering of Interests, which will be charged directly to capital upon the initial sale of Interests. The organizational costs will be expensed as incurred, however, in order to achieve a more equitable distribution of the impact of organizational and initial offering costs among Investors, an initial allocation of these costs will be made as of the first date on which capital contributions of Investors are made. These allocations will thereafter be adjusted as of each date during the one-year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Investors. This procedure generally will result in a final allocation of the Fund's organizational and initial offering costs among Investors based on the percentage that an Investor's contributed capital to the Fund bears to the total capital contributed to the Fund through its twelfth month of operation. Offering costs cannot be deducted by the Fund or Investors for tax purposes.

--------------------------------------------------------------------------------

                                  FISCAL PERIOD

--------------------------------------------------------------------------------

          A new accounting period ("Fiscal Period") will commence on the first day of each fiscal year, on each date of any capital contribution to the Fund and on each date next following the date of repurchase of an Investor's Interest (in whole or in part), and the prior Fiscal Period will end on the date immediately preceding such date of commencement of a new Fiscal Period.

--------------------------------------------------------------------------------

                             INVESTOR QUALIFICATIONS

--------------------------------------------------------------------------------

          Interests are only being offered to Investors that are qualified Investors. Currently, qualified Investors include (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "Qualified Purchasers" as defined by the 1940 Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to Investors that are U.S. persons for Federal Income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund is not obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.

--------------------------------------------------------------------------------

                     REPURCHASES OF INTERESTS AND TRANSFERS

--------------------------------------------------------------------------------

NO RIGHT OF REDEMPTION OR TRANSFERS

          No Investor or other person holding an Interest or a portion of an Interest acquired from an Investor has the right to require the Fund to redeem that Interest or any portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity is provided only through limited repurchase offers that are made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests - Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

          The Fund  expects to make  offers,  from time to time,  to  repurchase outstanding Interests pursuant to written tenders by Investors. Repurchase offers are made at such times and on such terms as may be determined by the Board, in its sole discretion, and are generally offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of the Adviser. Depending on market conditions and other factors, the Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Investors as of December 31, 2003, and thereafter, depending on market conditions and other factors, twice each year, effective as of June 30 and December 31 of each year. The LLC Agreement provides that the Fund will be dissolved if the Interest of any Investor that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase of its Interest, has not been repurchased by the Fund within a period of two years from the date of the request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board also considers the following factors, among others, in making its determination:

     o whether any Investors have requested the repurchase of Interests or portions thereof by the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Interests or portions thereof;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences to the Fund or its Investors of any proposed repurchases of Interests or portions thereof.

          The Board will determine that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Investor describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated price of their Interests from the Adviser during the period the offer remains open.

          When Interests are repurchased by the Fund, Investors will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Investors not tendering Interests for repurchase. In the event that the Fund distributes securities in-kind, it is expected that all Investors whose Interests are being repurchased will receive the same proportion of their respective distributions on an in-kind basis. Securities paid to Investors in-kind may be subject to liquidity restrictions which may limit the ability of Investors to redeem such securities for cash.
(See "Risk Factors - Limited Liquidity.") Repurchases are effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Investors.

          An Investor that tenders all or part of its Interest may have a taxable event when the Interest is repurchased. Gain, if any, is recognized by a tendering Investor only as and after the total proceeds received by the Investor exceed the Investor's adjusted tax basis in the Interest. A loss, if any, is recognized only upon tendering its entire Interest and only after the Investor has received full payment under the promissory note that is given to the Investor prior to the Fund's payment of the repurchase amount. Special rules apply if the Fund distributes securities to the tendering Investor. The Incentive Allocation is made if an Investor's Interest (or a portion of an Interest) is repurchased by the Fund as of a date other than the end of the calendar year. (See "Management of the Fund - Incentive Allocation.")

REPURCHASE PROCEDURES

          The amount that an Investor may expect to receive on the repurchase of the Investor's Interest (or portion thereof) is the value of the Investor's Capital Account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which is the same date as the expiration date of the tender offer or shortly thereafter, and is based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Investor's Capital Account, including any Incentive Allocation. Payment of the purchase price pursuant to a tender of Interests or portions thereof will consist of: (i) cash and/or securities (valued in accordance with the LLC Agreement and distributed to tendering Investors on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited value of the Interests tendered, determined as of the Valuation Date (the "Initial Payment"); and (ii) a promissory note (the "Note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the value of the Interests (or portion thereof) as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment. The Initial Payment will be made as soon as possible after the Valuation Date in accordance with the terms of the written offer from the Fund to repurchase the Interests, and in any event, the Fund will endeavor to pay Investors not more than 60 days after the Valuation Date. This amount is subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). The Note will be delivered to the tendering Investor promptly after the expiration date and would be payable in cash promptly after completion of the annual audit of the Fund's financial statements.

          An Investor who tenders for repurchase only a portion of the Investor's Interest is required to maintain a Capital Account balance of at least $25,000, net of the amount of the Incentive Allocation, if any, that is debited from the Capital Account of the Investor as of the Valuation Date. If an Investor tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Investor's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Investor so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Investors, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the rules of the SEC.

MANDATORY REPURCHASE BY THE FUND

          The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if: ownership of the Interest by the Investor or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof.

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                    CALCULATION OF NET ASSET VALUE; VALUATION

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          The net asset value of the Fund is  determined  by or at the direction of the Adviser as of the close of business at the end of any Fiscal Period in accordance with U.S. generally accepted accounting principles and the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Adviser and/or the Board. The net asset value of the Fund equals the value of the assets of the Fund, less all of its liabilities, including accrued fees and expenses.


                  The Valuation Committee values interests in Private Funds at fair value in accordance with written policies and procedures (the "Valuation Procedures") approved by the Board that seek to ensure that the Fund is able to reliably determine the value of its investments in Private Funds. The Fund's Board, including the Independent Managers, has been advised about its duties with respect to valuation as described in the Valuation Procedures. Fair value of interests of Private Funds ordinarily is the value determined by the Valuation Committee based upon the valuation reported by the Fund Manager in accordance with the policies established by the relevant Private Fund. As a general matter, the fair value of the Fund's interest in a Private Fund will represent the amount that the Fund could reasonably expect to receive from the Private Fund if the Fund's interests were redeemed at the time of the valuation, based upon information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Private Fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of the Private Fund based on the most recent value reported by the Private Fund, as well as any other relevant information available at the time the Fund values its portfolio. Prior to investing in any Private Fund, the Valuation Committee will conduct a due diligence review of the valuation methodology used by the Private Fund, which as a general matter will use market value when available, and otherwise use principles of fair value that the Valuation Committee reasonably believes to be consistent with those used by the Fund for valuing its own investments. Following the Valuation Procedures, in the absence of specific transaction activity in a particular Private Fund, the Fund will consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.


          Valuations provided to the Fund by a Fund Manager may be based upon estimated or unaudited reports, and may be subject to later adjustment or revision by the Fund Manager. Any such adjustment or revision will either increase or decrease the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. The Fund does not expect to restate its previous net asset values to reflect an adjustment or revision by a Private Fund. Accordingly, an Investor may have its Interest (or portion thereof) repurchased at a price that is higher or lower than a subsequently adjusted amount. For example, any increases in the net asset value of the Fund resulting from a subsequent adjusted valuation is entirely for the benefit of the outstanding Interests of the Fund and to the detriment of Investors who had Interests of the Fund repurchased at a price lower than the adjusted amount. The same principles apply to the purchase of Interests, and new Investors may be affected in a similar way. Although the Valuation Committee reviews the valuations provided by Fund Managers, the Valuation Committee cannot confirm the accuracy of valuations provided by Fund Managers. For more information, please refer to "Valuation of Assets" in the SAI.


          Prospective Investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Adviser or Fund Managers regarding appropriate valuations should prove incorrect. Also, Fund Managers may only provide determinations of the net asset value of Underlying Funds on a weekly or monthly basis, in which event it may not be possible to determine the net asset value of the Fund more frequently.

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                                CAPITAL ACCOUNTS

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GENERAL

          The Fund maintains a separate Capital Account for each Investor, which has an opening balance equal to the Investor's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). Each Investor's Capital Account is increased by the amount of any additional contributions by the Investor to the capital of the Fund, plus any amounts credited to the Investor's Capital Account with respect to organization and initial offering expenses or as described below. Similarly, each Investor's Capital Account is reduced by the sum of the amount of any repurchase by the Fund of the Investor's Interest, or portion thereof, plus the amount of any distributions to the Investor which are not reinvested, plus any amounts debited against the Investor's Capital Account with respect to organization and initial offering expenses as described above. Capital Accounts of Investors are adjusted as of the close of business on the last day of each Fiscal Period for the purpose of allocating the net profit or net loss of the Fund during such Fiscal Period.

          The Special Advisory Account is a capital account in the Fund that is maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such account.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

          As of the last day of each Fiscal Period, any net profit or net loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Investors in accordance with their respective Capital Account balances for such Fiscal Period.

TAX ALLOCATIONS

          Allocations for Federal income tax purposes are generally made among Investors so as to reflect equitably amounts credited or debited to each Investor's Capital Account for the current and prior taxable years. Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Account and to an Investor whose entire Interest is repurchased (a "Retiring Investor"), in either case to the extent that the Capital Account balance of the Retiring Investor (or in the Special Advisory Account) exceeds the Federal income tax basis in its respective Interests.

WITHHOLDING; ALLOCATION OF CERTAIN EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Investor are debited against the Capital Account of that Investor as of the close of the Fiscal Period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Investor are reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Investor and any successor to the Investor's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.

          Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Investors, are charged to only those Investors on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges are debited to the Capital Accounts of the applicable Investors as of the close of the Fiscal Period during which the items were incurred by the Fund.

RESERVES

          Appropriate reserves may be created, accrued and charged against net assets and proportionately against the Capital Accounts of the Investors for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the Capital Accounts of those Investors who are Investors at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all those Investors, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Investors who were Investors at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

VOTING

          Each Investor has the right to cast a number of votes based on the value of the Investor's Capital Account relative to the value of the Capital Accounts of all Investors at any meeting of Investors called by the Board or Investors holding 25% or more of the total number of votes eligible to be cast by all Investors. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the Board, the approval of the Advisory Agreement and the approval of the Fund's independent accountants, in each case to the extent that voting by shareholders is required by the 1940 Act. Except for the exercise of their voting rights, Investors are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

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                                      TAXES

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          The following is a summary of certain  aspects of the income  taxation of the Fund and its Investors that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues. This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Investor or to certain Investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In  addition  to the  particular  matters  set forth in this  section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Investor is urged to consult its own counsel regarding the acquisition of Interests. For more information on matters relating to taxation, Investors should review the discussion under "Tax Aspects" in the SAI.

TAX TREATMENT OF FUND OPERATIONS

          Classification of the Fund. The Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation. Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Counsel to the Fund has advised the Fund that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the Interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain repurchases of Interests, would be treated as dividend income when received by the Investors to the extent of the current or accumulated earnings and profits of the Fund; and Investors would not be entitled to report profits or losses realized by the Fund.

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service that reports the results of operations. Each Investor is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Investor is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. Such taxable income and gain is required to be taken into account in the taxable year of the Investor in which the taxable year of the Fund ends.

          Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net profit or net loss for each Fiscal Period is allocated among the Capital Accounts of Investors without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Investors pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net profits or net losses allocated to each Investor's capital account for the current and prior fiscal years.

          Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser and to a Retiring Investor, in either case to the extent that the capital account of the Adviser or the Investor, as the case may be, exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If the Service successfully challenges such allocation, the Fund's gains allocable to the remaining Investors would be increased.

          Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

          The Board decides how to report the partnership items on the Fund's tax returns, and all Investors are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the Service audits the income tax returns of the Fund, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Investors. An Investor chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Investors. In addition, the Tax Matters Partner has the authority to bind certain Investors to settlement agreements and the right on behalf of all Investors to extend the statute of limitations relating to the Investors' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A RETIRING INVESTOR

          An Investor receiving a cash liquidating distribution from the Fund in connection with a complete withdrawal from the Fund generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Investor and such Investor's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Investor's contributions to the Fund. However, a Retiring Investor will recognize ordinary income to the extent such Investor's allocable share of the Fund's "unrealized receivables" exceeds the Investor's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a Retiring Investor would recognize ordinary income. An Investor receiving a cash non-liquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Investor's adjusted tax basis in its Interest.

          As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser and to a Retiring Investor to the extent the Investor's Capital Account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the Retiring Investor recognizing capital gain, which may include short-term gain, in the Investor's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if an Investor is an "eligible partner," which term should include an Investor whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

FOREIGN TAXES

          It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, some foreign countries impose capital gains taxes on certain securities transactions involving foreign issuers. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

          The Investors will be informed by the Fund as to their proportionate share of the foreign taxes paid or incurred by the Fund, which they will be required to include in their income. The Investors generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. An Investor that is tax-exempt will not ordinarily benefit from such credit or deduction.

STATE AND LOCAL TAXATION

          In addition to the Federal income tax consequences described above, prospective Investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

          State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. An Investor's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Investor is a resident. A partnership in which the Fund acquires (directly or indirectly) an interest may conduct business in a jurisdiction that will subject to tax an Investor's share of the partnership's income from that business. Prospective Investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Investor is a resident.

          North Carolina. The North Carolina activities of the Fund should not cause it to be considered to be doing business in that State. Therefore, nonresident Investors should not be subject to North Carolina tax on their portion of the Fund's income that is considered North Carolina source. If the Fund were to be considered to be doing business in North Carolina, the Fund would likely elect to satisfy each nonresident Investor's liability (if any) by filing a composite tax return on behalf of the nonresident Investors. The composite tax, which is calculated at the rate of 4% of the Fund's North Carolina source income, would be allocated and reported to each nonresident Investor with the annual tax information. Such tax may be creditable against a nonresident Investor's state tax in their resident state. Non-resident Investors are encouraged to consult with their own tax advisers with respect to this tax.

--------------------------------------------------------------------------------

                            DISTRIBUTION ARRANGEMENTS

--------------------------------------------------------------------------------

GENERAL

          The Distributor acts as the distributor of Interests on a best-efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. The Distributor may also retain Selling Agents, which may be affiliates of the Adviser. The Selling Agents may be compensated from the sales load charged on purchases of Interests. The Fund is not obligated to sell through a Selling Agent any Interests that have not been placed with qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 101 South Tryon Street, Charlotte, NC 28255, and is an affiliate of the Adviser.

          Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about April [ ], 2003, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests are offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board. Interests in the Fund are offered with a maximum sales load of 3.0%.

          Neither the Distributor nor any other broker, dealer or other financial institution is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the 1933 Act.

INVESTOR SERVICING FEE

          The Fund may pay the Distributor and/or Selling Agents a monthly Investor Servicing Fee calculated at the annual rate of 0.25% of the net assets of the Fund as of the last day of each month to compensate securities dealers and other financial intermediaries for account maintenance services under the Investor Service Plan and Investor Service Agreement. Pursuant to the Investor Service Plan, intermediaries will handle Investor inquiries regarding investments in the Fund, capital account balances and report and tax information, assist in the maintenance of Fund records containing Investor information, and provide other such information and services as the Distributor or Adviser may reasonably request.

PURCHASE TERMS

          Interests are being offered only to qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an Investor is $50,000. Subsequent investments must be at least $10,000. These minimums may be modified by the Fund from time to time, and they may be waived by the Fund for certain Investors.

          Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All Investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, are deposited in the Subscription Account maintained by The Bank of New York, as escrow agent, at 101 Barclay Street, 21 W Floor, New York, NY 10286, for the benefit of the Investors. Potential Investors also may deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Fund. Funds held in the Subscription Account may be invested in high quality, short-term investments. On the Closing Date, upon receipt of written instructions from an officer of the Fund, the Escrow Agent will wire principal balances on deposit in the Subscription Account to the Fund. All interest earned on the escrow funds deposited in the Subscription Account will be distributed to the Fund.

          Before an Investor may invest in the Fund, the Distributor or the Investor's sales representative will require a certification from the Investor that it is a qualified Investor and meets other requirements for investment, and that the Investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of Investor Certification that each Investor is asked to sign is contained in Appendix A of this prospectus. An Investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted. The Distributor retains the right, subject to the terms of the Distribution Agreement, to accept or reject any order for the purchase of shares in its discretion.

          The LLC Agreement is contained in Appendix B of this prospectus. Each new Investor agrees to be bound by all of its terms by executing the Investor Certification form.

SALES LOAD

          Investments in the Fund may be subject to a sales load of up to 3.0%, reduced according to the following schedule:

          SALES LOAD SCHEDULE:

          Amount of Investment               Load
          --------------------               ----
          -Up to  $100,000..............     3.0%
          $100,000 - $250,000...........     2.5%
          $250,000 - $500,000...........     2.0%
          Over $500,000 ................     0.0%

          SALES LOAD WAIVERS. The sales load may be waived by the Fund for certain types of Investors. The Distributor may, in its discretion, waive sales loads for purchases of Interests of the Fund by or on behalf of: (i) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity; (ii) employees and retired employees (including spouses, children and parents of employees and retired employees) of the Distributor, the Adviser or any of their affiliates; (iii) Managers and retired Managers of the Fund (including spouses and children of Managers and retired Managers) and any affiliates thereof; (iv) purchasers who use proceeds from an account for which the Distributor, Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Interests in the Fund; (v) brokers, dealers and agents who have a sales agreement with the Distributor; (vi) investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Interests of the Fund for (1) their own accounts or (2) the accounts of eligible clients and that charge a fee for their services; (vii) clients of such investment advisers or financial planners described in (vi) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (viii) orders placed on behalf of other investment companies that the Distributor, Adviser or an affiliated company distributes. To receive a sales load waiver in accordance with any of the above provisions, Investors must, at the time of purchase, give the Distributor sufficient information to permit confirmation of the qualification. Notwithstanding any waiver, Investors remain subject to the eligibility requirements set forth in this Prospectus.

          RIGHTS OF ACCUMULATION. The sales load may also be lowered through the combination of sales an Investor is planning to make. By signing a letter of intent, an Investor can combine the value of Interests already owned with the value of Interests an Investor plans to purchase over a 13-month period to calculate the sales load.

     o The Investor can choose to start the 13-month period up to 90 days before signing the letter of intent.

     o Each purchase will receive the sales load that applies to the total amount the Investor plans to invest.

     o If the Investor does not invest as much as planned within the period, the Investor must pay the difference between the loads already paid and the loads that actually apply to the Interests of the Investor.

     o The first investment must be at least 5% of the minimum amount for the sales load level that applies to the total amount the Investor plans to invest.

          Any increases in the amount of sales load charged to an Investor for failure to meet the target investment will be debited directly from the Investor's Capital Account. If the investment an Investor has made later qualifies for a reduced sales load through the 90-day backdating provisions, an adjustment will be made for the lower load when the letter of intent expires. Any adjustment to the sales load will be credited to an Investor's Capital Account at the reduced sales load.

--------------------------------------------------------------------------------

                          TABLE OF CONTENTS OF THE SAI

--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND PRACTICES..........................................
   Fundamental Policies ...................................................
   Certain Investment Strategies and Other Operating Policies..............
   Certain Risks Associated With an Investment in the Fund.................

REPURCHASES AND TRANSFERS OF INTERESTS...................
   Repurchase Offers ......................................................
   Mandatory Redemptions ..................................................
   Transfers of Interests .................................................

MANAGEMENT OF THE FUND ....................................................
   Board of Managers and Officers..........................................
   Committees of the Board.................................................
   Manager Ownership of Securities.........................................
   Independent Manager Ownership of Securities.............................
   Manager Compensation....................................................

INVESTMENT ADVISORY SERVICES...............................................

CODE OF ETHICS.............................................................

CONFLICTS OF INTEREST......................................................

TAX ASPECTS................................................................
   Tax Treatment of Fund Operations .......................................
   Tax Consequences to a Retiring Investor.................................
   Tax Treatment of Fund Investments.......................................
   Foreign Taxes...........................................................
   Unrelated Business Taxable Income.......................................
   Certain Issues Pertaining to Specific Exempt Organizations..............
   State and Local Taxation................................................

ERISA CONSIDERATIONS.......................................................

BROKERAGE..................................................................

VALUATION OF ASSETS........................................................

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL..................................

CUSTODIAN..................................................................

CONTROL PERSONS............................................................

SUMMARY OF LLC AGREEMENT...................................................
     Liability of Investors................................................
     Duty of Care..........................................................
     Power of Attorney.....................................................
     Term, Dissolution and Liquidation.....................................
     Voting................................................................
     Reports to Investors..................................................
     Fiscal Year...........................................................

FUND ADVERTISING AND SALES MATERIAL........................................

FINANCIAL STATEMENTS.......................................................

--------------------------------------------------------------------------------
Until [___], 2003, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
--------------------------------------------------------------------------------

                                   APPENDIX A

                             INVESTOR CERTIFICATION

     I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net
Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

     As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

     I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

     I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Repurchases of Interests and Transfers" provisions in the prospectus.


     If I am an authorized fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that: (i) I am aware of and understand the Fund's investment objectives policies and strategies and the risks associated with an investment in the Fund; (ii) I have made the decision to invest plan assets in the Fund with appropriate consideration of relevant investment factors with regard to the Plan and such decision is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under the Employee Retirement Income Security Act of 1974, as amended, (iii) I am independent of the Adviser, the Managers and their affiliates ("Affiliated Persons"), have not relied on any individualized advice or recommendation of the Affiliated Persons as the primary basis for the decision to invest in the Fund and have made such decision based on my own judgment and the advice of advisers independent of the Affiliated Persons; and (iv) an investment in the Fund is permissible under the documents governing the Plan and the Fiduciary and the documents governing the Plan and the Fiduciary authorize me to direct an investment in the Fund for the Plan.

     I understand the Bank of America, N.A. and/or certain of its affiliates provide services to the Fund for which they are compensated. I further understand that brokers, dealers and other financial institutions involved in the distribution of interests in the Fund and the underlying Funds, including Bank of America, N.A. and its affiliates, may receive compensation from the Fund's investment adviser in connection with the sale and servicing of interests in the Fund, and that any sales representative may share in this compensation.

     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Banc of America Capital Management, LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

     By signing below, I hereby execute, as an Investor, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

                Certification of Non-Foreign Status and Form W-9

     I certify that I am a U.S. person and that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.


----------------------------------         -------------------------------------
Signature                                  Date

----------------------------------
Name of Investor

----------------------------------
Social Security No./ Tax I.D. No.

* The investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                   APPENDIX B

                         BACAP MULTI-STRATEGY FUND, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT

                    [to be added by pre-effective amendment]

03564.0004 #388022

                              SUBJECT TO COMPLETION

                 PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 11, 2003

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE INTERESTS UNTIL THE REGISTRATION STATEMENT RELATING TO THE INTERESTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE INTERESTS AND IS NOT SOLICITING AN OFFER TO BUY THESE INTERESTS IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                               101 S. Tryon Street
                               Charlotte, NC 28255
                                 (646) 313-8890
                                 April [_], 2003

     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the preliminary prospectus of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") dated April [_], 2003. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

     This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
INVESTMENT POLICIES AND PRACTICES...........................................
   Fundamental Policies ....................................................
   Certain Investment Strategies and Other Operating Policies...............

REPURCHASES AND TRANSFERS OF INTERESTS......................................
   Repurchase Offers .......................................................

   Mandatory Repurchases ...................................................

   Transfers of Interests ..................................................

MANAGEMENT OF THE FUND .....................................................
   Board of Managers and Officers...........................................
   Committees of the Board..................................................
   Manager Ownership of Securities..........................................
   Independent Manager Ownership of Securities..............................
   Manager Compensation.....................................................

INVESTMENT ADVISORY SERVICES................................................

CODE OF ETHICS..............................................................

TAX ASPECTS.................................................................
   Tax Treatment of Fund Investments........................................
   Unrelated Business Taxable Income........................................
   Certain Issues Pertaining to Specific Exempt Organizations...............

ERISA CONSIDERATIONS........................................................

BROKERAGE...................................................................

VALUATION OF ASSETS.........................................................

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL...................................

CUSTODIAN...................................................................

CONTROL PERSONS.............................................................

SUMMARY OF LLC AGREEMENT....................................................
     Liability of Investors.................................................
     Duty of Care...........................................................
     Power of Attorney......................................................
     Term, Dissolution and Liquidation......................................
     Voting.................................................................
     Reports to Investors...................................................
     Fiscal Year............................................................

FUND ADVERTISING AND SALES MATERIAL.........................................

FINANCIAL STATEMENTS........................................................

--------------------------------------------------------------------------------

                        INVESTMENT POLICIES AND PRACTICES

--------------------------------------------------------------------------------

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

Fundamental Policies
--------------------

          The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding limited liability company interests of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding Interests of the Fund" means the vote, at an annual or special meeting of investors in the Fund ("Investors") duly called, (a) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding Interests of the Fund, whichever is less. The Fund may not:

     o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the U.S. Securities and Exchange Commission ("SEC").

     o Borrow money, except to the extent permitted by Section 18 of the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act") in connection with the disposition of its portfolio securities.

     o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or securities issued by companies that invest or deal in real estate investment trusts.

     o Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, options and options on indexes.

     o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry.

     With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, does not constitute a violation of such restriction or policy.

     The Fund's investment objective is not fundamental and may be changed by the Board of Managers of the Fund (collectively, the "Board" and each individually, a "Manager") without the vote of a majority (as defined by the 1940 Act) of the Fund's outstanding Interests.

Certain Investment Strategies and Other Operating Policies
----------------------------------------------------------

     As discussed in the prospectus, the Fund pursues its investment objective by allocating its assets among at least 15 private investment funds (the "Private Funds") and discretionary managed accounts or special purpose vehicles created by the Fund (the "Sub-Advised Accounts") managed by fund managers (collectively, "Fund Managers") that invest across a range of strategies and markets. The Private Funds and Sub-Advised Accounts are referred to herein collectively as "Underlying Funds." Banc of America Capital Management, LLC, the Fund's investment adviser ("BACAP" or the "Adviser") allocates the assets of the Fund in its sole discretion, in any amount, among Fund Managers that employ one or more of the following alternative investment strategies; however, the Fund generally intends to allocate its assets in amounts approximating the percentages indicated: (i) Event Driven (e.g. Risk (Merger) Arbitrage, Capital Structure Arbitrage, Distressed Securities and Special Situations) (0% to 40% of the Fund); (ii) Relative Value (e.g. Convertible Arbitrage, Fixed Income
Arbitrage, Statistical Arbitrage, Non-Traditional Convertible Arbitrage and Volatility Arbitrage) (10% to 67% of the Fund); (iii) Equity Hedge (10% to 67% of th0e Fund); and (iv) Macro (0% to 40% of the Fund). An individual investment is not generally allocated to more than one investment category. Multi-strategy investments are allocated among the various categories as the Adviser deems appropriate. The Fund only invests Underlying Funds where the Fund Manager has at least a twelve month track record in managing assets using the same investment strategy as the Underlying Fund, and in Private Funds that have audited financial statements. For purposes of investing in a feeder fund that is part of a master-feeder structure, the audited financial statements of the master fund are deemed to satisfy the Fund's audited financial statement requirement. The Fund does not invest in any Underlying Fund that, in the view of the Adviser, primarily employs a mutual fund market timing investment strategy. The alternative investment strategies employed by Underlying Funds are summarized below.

Event Driven and Special Situations
-----------------------------------

     "Event Driven" trading strategies seek to earn excess return through the purchase and/or sale of securities based on anticipated outcomes of company specific or transaction specific situations, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks. Event Driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to such a transaction. The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes. These positions may or may not be leveraged.

     Event-Driven managers may shift weighting between merger arbitrage and distressed securities, while others may invest in more diversified Event-Driven strategies. The success or failure of this strategy usually depends on whether the manager accurately predicts the outcome and timing of the transaction event. Event Driven managers do not rely on market direction for results; however, major market declines, which would cause transactions to be re-priced or fail, may have a negative impact of the strategy. Event Driven strategies may include (without limitation):

          Risk (Merger) Arbitrage

               Merger arbitrage managers seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a merger. These managers tend to utilize fundamental analysis to identify mergers with a higher probability of closing. These managers generally engage in short selling to lock in the price differential for stock for stock mergers. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets.

          Capital Structure Arbitrage

               Capital  structure  arbitrage  managers  seek to exploit  pricing
          disparities  in  a  single  firm's  capital   structure  or  within  a
          parent/subsidiary capital structure. These managers may seek to purchase the undervalued security, and sell the overvalued, expecting the pricing disparity between the two to close out. In the example of a single company's capital structure, this pricing inefficiency could exist between senior versus subordinated debt of a firm or between fixed income and equity securities.

          Distressed Securities Arbitrage

               Distressed security managers generally invest in securities of financially troubled companies (companies involved in bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event related situations). These managers may seek to identify distressed securities in general, or to focus on one particular segment of the market (i.e., senior secured debt). Investments may be passively acquired in the secondary market, acquired through participation in merger activity, or acquired with the view toward actively participating in a re-capitalization or restructuring plan. Managers may take an active role and seek representation in management, on the board of directors, and on the credit committee. These managers may invest in marketable and non-marketable securities including, without limitation any type of debt, preferred or common stock, warrants, options, and hybrid instruments. Many of these securities may be restricted and more readily tradable. Since many of these securities are illiquid, price discovery may be severely limited. Due to this limitation, a manager's ability to monitor performance is significantly reduced. These managers invest in the U.S. and internationally, and may use leverage.

          Special Situations

               Special Situations managers seek to profit by capturing the price differential between the current market price of a security and its expected future value based on the occurrence of a corporate restructuring, reorganization or significant alteration in the company's strategy or product mix. These include but are not limited to spin-offs, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, rights offers, re-capitalizations, liquidations, and similar transactions. They may also use options hedging and other arbitrage techniques to mitigate risk and capture profits. Positions may be in securities of companies not currently engaged in announced transactions, but which are believed to be undervalued and likely candidates for future reorganization. These managers may invest in the U.S. and international markets, and utilize leverage.

Relative Value
--------------

     Relative Value is a multiple investment strategy approach. The overall emphasis is on making "spread trades," which derive returns from the relationship between two related securities rather than from the direction of the market. Generally, managers employing a Relative Value strategy take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. Profits are derived when the skewed relationship between the securities returns to normal. In addition, Relative Value managers decide which Relative Value strategies offer the best opportunities at any given time and weight that strategy accordingly in their overall portfolio. Relative Value strategies may include (without limitation):

          Convertible Arbitrage

               Convertible Arbitrage managers may purchase a bond that is convertible (either currently convertible or convertible at some future date) into the underlying company's equity. They hedge the equity exposure of the position by selling short the equity or other related security in a ratio they believe is appropriate for the current convertible bond valuation. In addition, they may hedge the debt exposure of the position by selling short a related fixed income security. These managers use a combination of fundamental, empirical, and quantitative valuation techniques to identify attractive convertible bonds. These managers typically utilize leverage. Funds employing a convertible arbitrage strategy are constructed to achieve stable, absolute returns with low correlation to equity or debt market movements.

          Fixed Income Arbitrage

               Fixed Income Arbitrage managers generally invest in one or more fixed income securities and hedge against underlying market risk by simultaneously investing in another fixed income security. Managers seek to capture profit opportunities presented by pricing anomalies while maintaining minimum exposure to interest rates and other systematic market risks. In most cases, managers take offsetting long and short positions in similar fixed income securities that are mathematically or historically interrelated when that relationship is temporarily distorted by market events, investor preferences, exogenous shocks to supply or demand, or structural features of the fixed income market. These positions could include corporate debt, U.S. treasury securities, U.S. agency debt, sovereign debt, municipal debt, or the sovereign debt of emerging market countries. Often, trades involve swaps and futures. They realize a profit when the skewed relationship between the securities returns to a normal range or "converges." Managers often try to neutralize interest rate changes and derive profit from their ability to identify similar securities that are mispriced relative to one another. Because the prices of fixed income instruments are based on yield curves, volatility curves, expected cash flows, credit ratings, and special bond and option features, they must use sophisticated analytical models to identify pricing disparities. The strategy often involves significant amounts of leverage.

          Statistical Arbitrage

               Statistical Arbitrage strategies are quantitative "black box" equity strategies that are typically market neutral and based on "reversion to the mean." These strategies seek to exploit temporary price discrepancies among related assets that are manifested on time scales ranging from a few hours to a few weeks. They are based on historical price data that is used for the construction of mathematical models to characterize the relationships and to construct forecasts for "reversion to the mean" whenever temporary deviations from historic norms occur. The simplest form of statistical arbitrage is "pairs trading" where two similar companies are identified.
          Whenever one is overvalued (or undervalued) relative to historical valuation, the manager goes short (or long) while at the same time going long (or short) the other, expecting the valuations to revert to their historical means.

          Non-Traditional Convertible Arbitrage

               Non-Traditional Convertible Arbitrage managers make private investments in public companies in need of financing. Generally, the manager receives a discounted convertible note in return for a capital allocation, while at the same time the manager shorts an appropriate number of stocks as a hedge, essentially locking in a profit. The biggest risk is that these are typically illiquid securities and that companies may not survive, thus rendering the partially hedged convertible notes worthless.

          Volatility Arbitrage

               Volatility Arbitrage managers buy cheap and sell expensive options while hedging with corresponding stock. Managers typically maintain a long volatility bias in order to protect against sudden downward market moves, since the opposite may prove to be extremely expensive. It is not recommended as a stand-alone investment but because, just like short selling, it tends to produce outsize returns in negative environments, it can serve as "disaster insurance" in a multi-manager allocation.

Equity Hedge
------------

     "Equity Hedge," also known as long/short equity, combines core long holdings of equities with short sales of stock, stock indices, or derivatives related to the equity markets. Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions. Equity Hedge managers generally increase net long exposure in bull markets and decrease net long exposure in bear markets. Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline. Stock index put options are also often used as a hedge against market risk. In a rising market, equity hedge managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market. Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market. Profits are made when long positions appreciate and stocks sold short depreciate. Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates. The source of return of Equity Hedge is similar to that of traditional stock picking trading strategies on the upside, but it uses short selling and hedging to attempt to outperform the market on the downside. Some Equity Hedge managers are "value" oriented, while others are "growth" oriented. In addition, some managers can be further distinguished by industry sector concentration.

     This strategy may reduce market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results. The volatility of this investment strategy is expected to be lower than that of the overall stock market.

     Equity Hedge managers attempt to generate long term capital appreciation by developing and actively managing equity portfolios that include both long and short positions. These managers assume net positions that are either long or short based upon market conditions and specific company or industry opportunities. They are, therefore, said to have a "directional" quality to their portfolio, albeit one that changes periodically. Equity Hedge managers may not maintain a consistent balance between the values of the long and short portfolios. Their net exposure may range widely from a short position of some degree to a long position of 100% or more. The strategy has an opportunistic quality.

     Managers with net long exposures tend to perform better in periods when equity prices in general are increasing. Managers with net short exposures tend to perform better when equity prices in general are declining. Most of these managers are able to quickly change the measure of their net market exposure as their perception and understanding of circumstances changes. Moreover, they are usually at liberty to use leverage, options and other derivative products to pursue their objectives.

Macro
-----

     Macro strategies attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets. To identify extreme price valuations, managers generally employ a top-down approach that concentrates on forecasting how macroeconomic and political events affect the valuations of financial instruments. Macro managers often rely on macroeconomic, discretionary models to invest across countries, markets, sectors and companies. The strategy has a broad investment mandate, with the ability to hold positions in practically any market with any instrument. Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations. Managers may use a focused approach or they may diversify across approaches. Often, they pursue a number of base strategies to augment their selective large directional bets. Strategies usually are discretionary but can also be completely systematic (e.g., trend following). The use of leverage varies considerably.

--------------------------------------------------------------------------------

                      REPURCHASES AND TRANSFERS OF INTEREST

--------------------------------------------------------------------------------

Repurchase Offers
-----------------

     Offers to repurchase Interests are made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board considers the recommendations of BACAP. The Board also considers various factors, including, but not limited to, those listed in the prospectus in making its determinations.

     The Board determines that the Fund repurchase Interests or portions thereof from Investors pursuant to written tenders only on terms the Board determines to be fair to the Fund and Investors. When the Board determines that the Fund will make a repurchase offer, the Fund sends each Investor notice of that offer describing the terms of the offer, and containing information that Investors should consider in deciding whether to tender Interests for repurchase. Investors who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. If Investors oversubscribe a repurchase offer, the Fund will repurchase only a pro rata portion of the Interests tendered by each Investor. As discussed in the prospectus, the Fund will issue notes to tendering Investors in connection with the repurchase of Interests.

     Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. BACAP intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Repurchases
---------------------

     The Fund has the right to redeem an Interest (or portion thereof) of an Investor or any person acquiring an Interest (or portion thereof) from or through an Investor under certain circumstances, including if:

     o such an Interest or portion thereof has been transferred in violation of the restrictions on transfer, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetence of a Member;

     o ownership of an Interest by an Investor or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

     o continued ownership of the Interest may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation under the Internal Revenue Code;

     o any of the representations and warranties made by an Investor in connection with the acquisition of the Interest was not true when made or has ceased to be true; or

     o an Interest was purchased using funds derived from, or intended for money laundering or any activity which facilitates money laundering or the funding of terrorist or criminal activities.

Transfers of Interests
----------------------

          No person may become a substituted Investor without the written consent of the Fund, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Fund generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to Investors of the Investor's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account.

     The Fund may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability. In addition to the foregoing, no Investor will be permitted to transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Investor transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.

     Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or incompetence of an Investor or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Limited Liability Company Agreement of the Fund ("LLC Agreement"), but will not be entitled to the other rights of an Investor unless and until such transferee becomes a substituted Investor as provided in the LLC Agreement. If an Investor transfers an Interest or portion thereof with the approval of the Fund, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as an Investor. Each Investor and transferee is required to pay all expenses, including attorneys' and independent accountants' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

     The LLC Agreement provides that each Investor has agreed to indemnify and hold harmless the Fund, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Investor in violation of these provisions or any misrepresentation made by the Investor in connection with the Transfer.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Managers and Officers
------------------------------

     The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company that is organized as a corporation.

     The Managers are not required to contribute to the capital of the Fund or to own Interests. A majority of the Board consists of persons that are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company that is organized as a corporation.

          Information about each Manager and Officer is set forth below:

                                                                                       Number of
                                                                                      Portfolios
                                        Term of Office                                in Complex       Other
        Name, (Age)                     & Number of      Principal Occupation(s)      Overseen by   Directorships
        and Address          Position   Years Served     During Past Five Years        Director     Held by Manager
        ------------         --------   --------------   -----------------------       --------     --------------
Independent Managers
--------------------

Thomas W. Brock (55)         Manager         N/A         Adjunct professor,               2         Blythdale Children's
600 Mamaroneck Ave                                       Columbia University                        Hospital; WestHab;
Suite 431                                                Graduate School of                         BACAP Opportunity
Harrison, NY 10528                                       Business since 9/1998;                     Strategy, LLC.
                                                         Chairman, CEO, Salomon
                                                         Brothers Asset
                                                         Management, Inc. prior
                                                         thereto.

Andrew M. Paul (47)          Manager         N/A         Chairman, CEO, Enhanced          2         MTS Health Partners;
Enhanced Capital Partners,                               Capital Partners, LLC                      Sloans Lake Managed
Partners, LLC                                            since 2001.                                Care; BACAP
300 Park Ave, 20th Fl                                                                               Opportunity
New York, NY 10022                                                                                  Strategy, LLC;
                                                                                                    Health Alliance
                                                                                                    Valuetec Holdings.

Thomas G. Yellin (50)        Manager         N/A         President, PJ Productions,       2         BACAP Opportunity
ABC News                                                 since 2003; Executive                      Strategy, LLC.
125 West End Ave,                                        Producer, ABC News since
4th Fl                                                   1989.
New York, NY 10023


Officers
--------

                              Position Held with   Principal Occupation During
    Name, Address & Age              Fund            the Last Five (5) Years
    -------------------       ------------------   -----------------------------

Robert H. Gordon (41)         President            Manager, President, BACAP
One Bank of America Plaza,                         Distributors, LLC (or its
Charlotte, NC 28255                                predecessors) since 1998;
                                                   Manager, Banc of America
                                                   Capital Management, LLC (or
                                                   its predecessors) since 2000;
                                                   Manager, President, BACAP
                                                   Advisory Partners, LLC since
                                                   2002; Senior Vice President,
                                                   Bank of America, N.A. (or its
                                                   predecessors) since before
                                                   1998; President, Nations
                                                   Balanced Target Maturity
                                                   Fund, Inc., Nations
                                                   Government Income Term Trust
                                                   2003, Inc., Nations
                                                   Government Income Term Trust
                                                   2004, Inc. and Hatteras
                                                   Income Securities, Inc.,
                                                   since 1998.

Edward D. Bedard (45)         Chief Financial      Senior Vice President, Chief
One Bank of America Plaza     Officer              Operating Officer, BACAP
Charlotte, NC 28255                                Distributors, LLC (or its
                                                   predecessors) since before
                                                   1998; Manager, Banc of
                                                   America Advisors, LLC (or its
                                                   predecessors) since before
                                                   1998; Chief Administrative
                                                   Officer, Treasurer, Banc of
                                                   America Capital Management,
                                                   LLC (or its predecessors)
                                                   since 2000.

Robert B. Carroll (43)        Secretary            Associate General Counsel,
One Bank of America Plaza                          Bank of America Corporation
Charlotte, NC 28255                                since 1999; Secretary,
                                                   Nations Balanced Target
                                                   Maturity Fund, Inc., Nations
                                                   Government Income Term Trust
                                                   2003, Inc., Nations
                                                   Government Income Term Trust
                                                   2004, Inc. and Hatteras
                                                   Income Securities, Inc.,
                                                   since before 1998; Assistant
                                                   General Counsel, Bank of
                                                   America Corporation,
                                                   1996-1999.

Gerald Murphy (41)            Treasurer            Senior Vice President, BACAP
One Bank of America Plaza                          Distributors, LLC (or
Charlotte, NC 28255                                its predecessors) since 1998;
                                                   Senior Vice President, BACAP
                                                   Advisory Partners, LLC since
                                                   2002; Vice President,
                                                   Citibank, 1997-December 1998;
                                                   Treasurer, Nations Balanced
                                                   Target Maturity Fund, Inc.,
                                                   Nations Government Income
                                                   Term Trust 2003, Inc.,
                                                   Nations Government Income
                                                   Term Trust 2004, Inc. and
                                                   Hatteras Income Securities,
                                                   Inc., since 1999.

Committees of the Board
-----------------------

     The Board has two committees, an Audit Committee and a Nominating
Committee.

     Audit Committee

     The Board has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund's independent accountants and the Board. The Audit Committee currently consists of each of the Fund's Independent Managers. As the Fund is a recently organized investment company, the Audit Committee has not held any meetings during the last year.

     Nominating Committee

     The Board has also formed a Nominating Committee to nominate persons to fill any vacancies on the Board. The Nominating Committee does not currently consider for nomination candidates proposed by Investors for election as Managers. The Nominating Committee currently consists of each of the Fund's Independent Managers. As the Fund is a recently organized investment company, the Nominating Committee has not held any meetings during the last year.

Manager Ownership of Securities
-------------------------------

          The dollar range of equity securities held by each Manager is set below:

                                                   Aggregate Dollar Range of
                                                   Equity Securities in All
                                                     Registered Investment
                                                     Companies Overseen by
                       Dollar Range of Equity         Manager in Family of
 Name of Manager    Securities in the Registrant      Investment Companies
 ---------------    ----------------------------      --------------------

Thomas W. Brock                   $0                            $0

Andrew M. Paul                    $0                            $0

Thomas G. Yellin                  $0                            $0

     None of the Independent Managers or their immediate family members own any securities of the Adviser or BACAP Distributors, LLC, the Fund's Distributor (the "Distributor"), or any entity controlling, controlled by or under common control with the Adviser or the Distributor (not including registered investment companies) as of [___], 2003.

Manager Compensation
--------------------

     The Fund pays each Independent Manager a fee of $1,000 per Board meeting, plus an annual retainer of $6,000. In addition, the Fund reimburses each of the Managers for reasonable travel and other expenses incurred in connection with attendance at such meetings.

     The following table summarizes compensation expected to be paid to the Independent Managers of the Fund for the calendar year ending December 31, 2003.

                          Aggregate         Total Compensation from Fund and
 Name/Position     Compensation from Fund     Fund Complex Paid to Manager
 -------------     ----------------------     ----------------------------
Thomas W. Brock           $10,000                       $20,000
Andrew M. Paul            $10,000                       $20,000
Thomas G. Yellin          $10,000                       $20,000

--------------------------------------------------------------------------------

                          INVESTMENT ADVISORY SERVICES

--------------------------------------------------------------------------------

     The authority of the Adviser to serve or act as investment adviser and be responsible for the day-to-day management of the Fund, and payment of the Management Fee and Incentive Allocation to the Adviser, is set forth in an agreement between the Fund and BACAP (the "Investment Advisory Agreement"). The Investment Advisory Agreement was initially approved by the Board, including each Independent Manager, at a meeting held for such purpose on January 13, 2003. The Investment Advisory Agreement and the authority of the Adviser to act as investment adviser and manage the affairs of the Fund will terminate under the following circumstances:

     1. if revoked by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or (B) the Board, acting in accordance with the 1940 Act, in either case with 60 days' prior written notice to the Adviser;

     2. at the election of the Adviser, with 60 days' prior written notice to the Board;

     3. if, prior to the second anniversary of the date of commencement of the operations of the Fund, the continuation of such agreement and authority shall not have been approved by (A) the vote of a majority of the outstanding Interests of the Fund (as defined in the 1940 Act) or (B) the Board and, in either case, by a majority of the Independent Managers by vote cast at a meeting called for such purpose;

     4. to the extent required by the 1940 Act, upon the occurrence of any event in connection with the Adviser, its provision of investment advisory services to the Fund, the LLC Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act; or

     5.   if the Adviser withdraws or is removed as the Adviser of the Fund.

     The Adviser also may withdraw, or be removed by the Fund, as Adviser. At the request of the Fund, the Adviser will remain as the investment adviser of the Fund for a period of six months if the Fund has terminated the authority of the Adviser to act as investment adviser and manage its affairs, unless a successor adviser to the Adviser is earlier approved by the Fund.

     The Adviser, subject to the supervision and control of the Board, (i) regularly provides investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develops, implements and supervises continuously the investment program of the Fund and the composition of its portfolio and determines what securities shall be purchased and sold by the Fund; (iii) arranges for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund; and (iv) takes such further actions with respect to the foregoing as the Adviser deems necessary or advisable. In performing its duties, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services, and it may enter into investment sub-advisory agreements with any registered investment advisers, subject to such approvals of the Board and Investors as may be required to comply with applicable provisions of the 1940 Act. The Adviser and/or its affiliates and their respective employees may, but are not required to, hold Interests in the Fund.

     The offices of the Adviser are located at 101 South Tryon Street, Charlotte, North Carolina, 28255. The Adviser or its designee maintains the Fund's accounts, books and other documents required to be maintained under the 1940 Act at 101 South Tryon Street, Charlotte, North Carolina, 28255 or such other location as may be designated by the Fund.

     The Advisory Agreement becomes effective on April [ ], 2003. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Board including the Managers who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on January 13, 2003.

     The Advisory Agreement continues in effect until March 31, 2005, and shall continue in effect thereafter, provided that such continuance is specifically approved at least annually by the Fund's Board or by a majority vote of the holders of the outstanding Interests of the Fund, as defined by the 1940 Act and, in either case, by a majority of the Independent Managers, at a meeting in person called for the purpose of voting on such matter.

     In approving the Advisory Agreement, the Board considered all information deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Board were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services.

     The Board's evaluation of the quality of the Adviser's services took into account the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services and the quality of administrative and other services. In reviewing the fees payable under the Advisory Agreement, the Board compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives and strategies. In evaluating advisory fees, the Board also took into account the demands and complexity of the investment management of the Fund.

     The Board also considered the business reputation of the Adviser and its financial resources. The Board evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients.

     No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Advisory Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund to approve the Advisory Agreement, including the fees to be charged for services thereunder.

--------------------------------------------------------------------------------

                                 CODE OF ETHICS

--------------------------------------------------------------------------------

     The Fund, the Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics establishes standards for personal securities transactions by associated persons and investment personnel, as defined in the codes of ethics. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund or the Underlying Funds, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

     A copy of the Code of Ethics of the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Details on the operation of the Public Reference Room can be obtained by calling the SEC at (202) 942-8090. A copy of the Code of Ethics may also be obtained from the EDGAR Database on the SEC's website, www.sec.gov. A copy of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to "publicinfo@sec.gov" or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------

                                   TAX ASPECTS

--------------------------------------------------------------------------------

     The following is a summary of certain aspects of the income taxation of the Fund and its Investments that should be considered by a prospective Investor. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

Tax Treatment of Fund Investments
---------------------------------

     In General

     The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - "Section 988" Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.

     The maximum ordinary income tax rate for individuals is 38.6%(1) and, in general, the maximum individual income tax rate for long-term capital gains is 20%(2) (unless the taxpayer elects to be taxed at ordinary rates - see
"Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase-out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

----------
(1) Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

(2) The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

     The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold, through Underlying Funds, debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire, through Underlying Funds, debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount that accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Underlying Funds in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a non-corporate Investor, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(3)

----------

(3) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations issued by the Treasury Department.

     Currency Fluctuations - "Section 988" Gains or Losses

     To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time interest, other receivables, expenses or other liabilities denominated in a foreign currency are accrued and the time such receivables or liabilities are collected or paid may be treated as ordinary income or ordinary loss.

     As indicated above, the Fund, through the Underlying Funds, may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, gain or loss realized with respect to currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts will be ordinary, unless (i) the contract is a capital asset and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     Section 1256 Contracts

     In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held at the end of each taxable year are treated for Federal income tax purposes as if they were sold for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

     Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

     Mixed Straddle Election

     The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations issued by the Treasury Department, an Underlying Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that the Service will accept a mixed straddle account election by an Underlying Fund.

     Short Sales

     Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the taxpayer's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the taxpayer for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the taxpayer.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if an Underlying Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Underlying Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if an Underlying Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Underlying Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     Effect of Straddle Rules on Investors' Securities Positions

     The Service may treat certain positions in securities held (directly or indirectly) by an Investor and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect an Investor's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

     Limitation on Deductibility of Interest and Short Sale Expenses

     For non-corporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

     For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for an Investor, and the investment interest limitation would apply to a non-corporate Investor's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a non-corporate Investor would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. An Investor that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a non-corporate Investor on money borrowed to finance its investment in the Fund. Potential Investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

     Deductibility of Fund Investment Expenditures and Certain Other
Expenditures

     Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(4) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.(5) Moreover, such investment expenses are miscellaneous itemized deductions that are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.

----------

(4) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs that are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. Investors that are trusts or estates should consult their tax advisors as to the applicability of Section 67(e) to the investment expenses that are allocated to them.

(5) Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a
     "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

     The Fund intends to take the position on its Federal income tax return that
(i) a non-corporate Investor may deduct its share of the expenses of the Underlying Funds that are traders in securities without regard to these limitations on deductability, and (ii) a non-coprorate Investor's share of the expenses of the Underlying Funds that are investors in securities are subject to these limitations. The Fund also will be required to determine whether expenses it incurs directly (e.g., the Management Fee) are investment expenses subject to these limitations. Although the Fund intends to treat trade or business related expenses, any performace-based allocations of Fund Managers and the Incentive Allocation as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such items as investment expenses that are subject to the limitations.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, non-corporate Investors should consult their tax advisers with respect to the application of these limitations.

     No deduction is allowed for any placement fees paid by an Investor to acquire an Interest, and no deduction would be allowed for any Investor for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Investor's adjusted tax basis for its Interest.

     Application of Rules for Income and Losses from Passive Activities

     The Code restricts the deductibility of losses from a "passive activity" against certain income that is not derived from a passive activity. This restriction applies to individuals, trusts, estates, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against an Investor's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

     "Phantom Income" From Fund Investments

     Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by an Underlying Fund in certain foreign corporations may cause an Investor to (i) recognize taxable income prior to the Underlying Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

     The Fund may invest in certain offshore funds that are "passive foreign investment companies ("PFICs") as defined by Section 1297 of the Code. Under the PFIC rules, unless the Fund makes the election described below, any gain realized on the sale or other disposition of shares in a PFIC generally will be treated as ordinary income and subject to tax as if (i) the gain had been realized ratably over the Fund's holding period and (ii) the amount deemed realized had been subject to tax in each year of that holding period at the highest applicable tax rate and, in addition to the tax, an interest charge at the rate generally applicable to underpayments of tax will be imposed. The Fund may elect, provided the PFIC complies with certain reporting requirements, to have a PFIC in which the Fund invests treated as a "qualified electing fund", in which case the Fund would include annually in its gross income its pro rata share of the PFIC's ordinary income and net realized capital gains, whether or not such amounts are actually distributed to the Fund. Any net operating losses or net capital losses of the PFIC will not pass through to the Fund and will not offset any ordinary income or capital gains of the PFIC reportable to the Fund in subsequent years (although such losses would ultimately reduce the gain, or increase the loss, recognized by the Fund on its disposition of its shares in the PFIC). There can be no assurance that the Fund will be able to make a "qualified electing fund" election with respect to a PFIC in which it invests. Investors may be subject to service reporting requirements with respect to the Fund's investments in PFICs.

Information Reporting and Related Matters
-----------------------------------------

     In February 2003, the Internal Revenue Service released final Treasury Regulations expanding previously existing information reporting, record maintenance and investor list maintenance requirements with respect to certain "tax shelter" transactions (the "Tax Shelter Regulations"). The Tax Shelter Regulations apply to "reportable transactions" entered into on or after January 1, 2003 (including additional investments on or after that date in existing investment vehicles or projects) and may potentially apply to a broad range of investments that would not typically be viewed as tax shelter transactions, including investments in investment partnerships and portfolio investments of investment partnerships. If an investment in the Fund (or a portfolio transaction by an Underlying Fund) is a "reportable transaction," the Fund and each Investor would be required (i) to retain all records material to such "reportable transaction;" (ii) complete and file IRS Form 8886, "Reportable Transaction Disclosure Statement" as part of its Federal income tax return each year and (iii) send a copy of such form to the IRS Office of Tax Shelter Analysis at the time the first such tax return is filed. The scope of the Tax Shelter Regulations may be affected by further IRS guidance. Non-compliance with the Tax Shelter Regulations may involve significant penalties and other consequences. Each Investor should consult its own tax advisers as to its obligations under the Tax Shelter Regulations.

Unrelated Business Taxable Income
---------------------------------

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner. This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business (other than securities trading), the Fund's income (or loss) from these investments may constitute UBTI.

     The Fund may, directly or indirectly through Underlying Funds, incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. The calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund and the Underlying Funds from time to time.(6) Accordingly, it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for an Investor that is an exempt organization. An exempt organization's share of the income or gains of the Fund that is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

----------
(6) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such an Investor generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to an Investor that is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Service will accept the Fund's calculation of UBTI.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(7) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective Investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

--------

(7) Certain exempt organizations that realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Investor should consult its tax adviser in this regard.

Certain Issues Pertaining to Specific Exempt Organizations
----------------------------------------------------------

     Private Foundations

     Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Investor that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     With certain exceptions, private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

     In some instances, the "excess business holdings" provisions of the Code may prohibit an investment in the Fund by a private foundation. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     Qualified Retirement Plans

     Employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

     Endowment Funds

     Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

--------------------------------------------------------------------------------

                              ERISA CONSIDERATIONS

--------------------------------------------------------------------------------

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, the risk and return factors of that investment, the ERISA Plan portfolio's composition with regard to diversification, the liquidity and cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider, given the size of the proposed investment, whether such an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for an ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

     Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser or any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Benefit Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.


     Certain prospective Benefit Plan investors may currently maintain relationships with the Adviser, Managers, the Board or their affiliates ("ERISA Affiliates"). Each ERISA Affiliate may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) a Benefit Plan fiduciary from using its position to cause such Benefit Plan to make an investment from which it or certain third parties in which that fiduciary has an interest would receive a fee or other consideration. Benefit Plan investors should consult with their own counsel to determine if an investment in the Fund is prohibited by ERISA or the Code. In this regard, fiduciaries of Benefit Plan investors will be required to represent that the decision to invest in the Fund was made by them as fiduciaries, that they are independent of all ERISA Affiliates, that the Benefit Plan fiduciaries are duly authorized to make this investment decision and that they have not relied on any advice or recommendation of any ERISA Affiliates, as a primary basis for the decision to invest in the Fund.


     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

--------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------

     The Adviser is responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     In selecting brokers and dealers to execute transactions on behalf of the Fund, the Adviser generally seeks to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that the Adviser generally seeks reasonably competitive commission rates, the Adviser does not necessarily pay the lowest commission available on each transaction. The Adviser has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

     Consistent with the principle of seeking best price and execution, the Adviser may place orders for the Fund with brokers that provide the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is necessarily used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

     The Fund may effect portfolio brokerage transactions through affiliates of the Adviser. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

--------------------------------------------------------------------------------

                               VALUATION OF ASSETS

--------------------------------------------------------------------------------

     Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith by, or under the supervision of, the Board.


     Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board monitors periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuation is determined by the Board to represent fair value.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by a Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

--------------------------------------------------------------------------------

                          INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

--------------------------------------------------------------------------------

     Seward & Kissel LLP will serve as legal counsel to the Fund. The offices of Seward & Kissel LLP are located at One Battery Park Plaza, New York, New York, 10004.

     PricewaterhouseCoopers LLP will serve as accountants to the Fund. The offices of PricewaterhouseCoopers LLP are located at 1177 Avenue of the Americas, New York, NY 10036.

--------------------------------------------------------------------------------

                                    CUSTODIAN

--------------------------------------------------------------------------------

     SEI Investments Global Funds Services (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456. The Bank of New York will serve as sub-custodian of the Fund's assets. The Bank of New York's principal business address is 101 Barclay Street, 21 W Floor, New York, NY 10286.

--------------------------------------------------------------------------------

                                 CONTROL PERSONS

--------------------------------------------------------------------------------

     Before commencement of the Fund's operations, an affiliate of the Adviser (the "Affiliated Investor") invested approximately $145,000 in the Fund in order to provide the Fund initial capital and for investment purposes. Interests of the Fund held by the Affiliated Investor may constitute more than 50% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of 25% or more of the outstanding Interests, the Affiliated Investor may be deemed to control the Fund and (depending on the value of Interests then held by other Investors) may be in a position to control the outcome of voting on matters as to which Investors are entitled to vote. It is anticipated that the Affiliated Investor will no longer control the Fund as of immediately after completion of the initial offering of the Fund.

     Before the commencement of the operations of the Fund, the Affiliated Investor was the only person owning of record or beneficially 5% or more of the outstanding Interests of the Fund.

--------------------------------------------------------------------------------

                            SUMMARY OF LLC AGREEMENT

--------------------------------------------------------------------------------

     The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the prospectus.

Liability of Investors
----------------------

     Investors in the Fund are members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement and to repay any funds wrongfully distributed to the Investor. An Investor may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Investor ceases to be an Investor, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Investor, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Investor's Interest and any other amounts received by the Investor from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care
------------

     The LLC Agreement provides that no Manager, Adviser or their affiliates shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Board by the Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Investor for the repayment of any balance in such Investor's capital account or for contributions by such Investor to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Investors. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power of Attorney
-----------------

     By purchasing an Interest and by signing the LLC Agreement (which each Investor will do by virtue of signing the Investor certification form attached to the prospectus as Appendix A), each Investor will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Investor's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Investors.

Term, Dissolution and Liquidation
---------------------------------

     The Fund will be dissolved:

          o upon the affirmative vote to dissolve the Fund by (1) the Board or (2) Investors holding at least two-thirds of the total number of votes eligible to be cast by all Investors;

          o upon the expiration of any two-year period that commences on the date on which any Investor has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Investor's Interest;

          o upon the failure of Investors to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

          o    as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next, to satisfy debts, liabilities and obligations owing to the Investors, (3) next, to the Adviser as "Special Advisory Member" to the extent of any balance in the Special Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally, to the Investors proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Voting
------

     Each Investor has the right to cast a number of votes equal to the value of the Investor's Capital Account at a meeting of Investors called by the Board or by Investors holding 25% or more of the total number of votes eligible to be cast. Investors are entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's accountants, and on certain other matters, to the extent that the 1940 Act requires a vote of Investors on any such matters. Except for the exercise of their voting privileges, Investors in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

Reports to Investors
--------------------

     The Fund will furnish to Investors as soon as practicable after the end of each taxable year such information as is necessary for such Investors to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

Fiscal Year
-----------

     The Fund's fiscal year ends on March 31.

--------------------------------------------------------------------------------

                       FUND ADVERTISING AND SALES MATERIAL

--------------------------------------------------------------------------------

     Advertisements and sales literature relating to the Fund and reports to Investors may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an Investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns are reported on a net basis, after all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

     The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including, but not limited to, the Standard & Poor's Composite Index of 500 Stocks and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for Investors to consider in determining whether to invest in the Fund.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                       Report of Independent Accountants

To the Member and Board of Managers of
BACAP Alternative Multi-Strategy Fund, LLC

In our opinion, the accompanying statement of assets, liabilities and members' capital and the related statement of operations presents fairly, in all material respects, the financial position of BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") at February 25, 2003 and the results of its operations for the period October 2, 2002 (date of organization) through February 25, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

February 26, 2003

                  BACAP ALTERNATIVE MULTI- STRATEGY FUND, LLC
             STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL
                               February 25, 2003

      Assets
      Cash                                    $  145,000
                                               -----------

      Liabilities
      Accrued organizational expenses             45,000
                                               -----------

      Net Assets                              $  100,000
                                               ===========

      Member's Capital
      Capital contributions                   $  145,000

      Net investment loss                        (45,000)
                                               -----------

      Total Member's capital                  $  100,000
                                              ============

                            STATEMENT OF OPERATIONS
For the period October 2, 2002 (date of organization) through February 25, 2003

      Investment Income                       $     -

      Expenses
      Organizational expenses                     45,000
                                               ----------

      Net Investment Loss                      ($45,000)
                                               ----------

                      See notes to financial statements.

                  BACAP ALTERNATIVE MULTI-STRATEGY FUND, LLC
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. Organization

BACAP Alternative Multi-Strategy Fund, LLC (the "Fund") was organized as a Delaware limited liability company on October 2, 2002. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through February 25, 2003 other than those related to organizational matters and the sale and issuance of $145,000 of limited liability company interests in the Fund to Banc of America Capital Management, LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Fund's investment program. The Adviser is a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation.

The Fund's investment objective is to generate consistent long-term capital appreciation with low volatility and limited risk under a wide range of market conditions. The Fund will pursue this objective by investing its assets among at least 15 private investment funds and discretionary managed accounts or special purpose vehicles (the "Sub-Advised Accounts") created for the Fund. These Sub-Advised Accounts are managed by fund managers (collectively, the "Fund Managers") who invest across a range of strategies and markets and are believed to have achieved or to have the prospect of achieving superior investment performance.

Investors  who  purchase  limited   liability  company  interests  in  the  Fund
("Interests") and are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

The Fund is offering $125 million in Interests through BACAP Distributors LLC (the "Distributor"), and through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. It is expected that the initial offering of Interests will close on April 1, 2003. Subsequent to the initial offering, Interests will be offered and may be purchased on the first day of each month or at such other times as may be determined by the Board.

The Fund may offer from time to time to repurchase Interests pursuant to written tenders by Members. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members as of December 31, 2003 and thereafter, twice each year, in June and December. The Fund can dissolve if a Member's written request made in accordance with the Limited Liability Company Agreement to liquidate their entire interest has not been repurchased by the Fund within two years from the date of the request.

NOTE 2.  Significant Accounting Policies

The Fund's organizational expenses estimated at $45,000 have been charged to expense. Offering costs, estimated to aggregate approximately $223,000, will be charged to capital at the time of the issuance of Interests. To achieve an equitable distribution of the impact of organizational and offering costs among Members, an amount equal to those costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital bears to the total capital contributed to the Fund by all Members as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by through and including the date, which is twelve months after the Initial Closing Date.

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

NOTE 3. Management Fee, Incentive Allocation, Administration Fees and Other Fees

The Fund will pay a monthly fee (the "Management Fee") to the Adviser for management services provided by the Adviser at the annual rate of 1.25% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser is also entitled to receive a performance-based allocation of 10% of the net profits if the Investor has earned an annualized return greater than 6%, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account", as described in the Fund's prospectus, established for each Member. Thus, if a net loss is allocated to a Member, the Member will not be subject to the Incentive Allocation except to the extent subsequent net profits allocated to the Member exceed the net loss.

The Distributor also serves as the Administrator of the Fund. Under the administration agreement, the Distributor is entitled to receive a monthly fee, computed at the annual rate of 0.25% of the net assets of the Fund as of the last day of the month.

SEI Trust will serve as the custodian of the Fund's assets and will provide custodial services. SEI Trust will also serve as transfer agent, dividend paying agent and registrar to the Fund.

03564.0004 #388020

                                                                      PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

1.   Financial Statements

     Part A.    Financial Highlights -- Not Applicable.

     Part B.   Report  of   Independent   Auditors,   Statement  of  Assets  and
               Liabilities and member's capital , Notes to Financial Statements.

2.   Exhibits

(a) (i) Certificate of Formation of Registrant - Incorporated by reference to Registrant's initial Registration Statement dated November 6, 2002 (Reg. No. 333-101056).

     (ii) Form  of   Limited   Liability   Company   Agreement   of   Registrant
          --Incorporated by reference to Registrant's initial Registration Statement dated November 6, 2002 (Reg. No. 333-101056).

(b)  Not applicable.

(c)  Not applicable.

(d)  Not applicable.

(j)  Not applicable

(k)  Not applicable.

(g) Form of Investment Advisory Agreement between the Registrant and Banc of America Capital Management, LLC -- Filed Herewith.

(h)  (i)  Distribution Agreement between the Registrant and BACAP
          Distributors, LLC - Filed herewith.

     (ii) Form of Selling Agreement - Filed herewith.

(i)  Not applicable.

(j)  Form of Custody Agreement -- Filed herewith.

(k) (i) Administration Accounting and Investor Services Agreement between the Registrant and BACAP Distributors, LLC - Filed herewith.

     (ii) Form of Sub-Administration Agreement - Filed herewith.

     (iii) Form of Investor Service Agreement - Filed herewith.

     (iv) Form of Escrow Agreement - Filed herewith.

     (v)  Expense Limitation and Reimbursement Agreement - Filed herewith.

(l) Opinion and Consent of Seward & Kissel - To be filed by pre-effective amendment.

(m)  Not applicable.

(n)  Consent of Independent Accountants - Filed herewith.

(o)  Not applicable.

(p)  Subscription Agreement for Initial Capital - Filed herewith.

(q)  Not applicable.

(r)  (i)  Code of Ethics for the Registrant - Filed herewith.

     (ii) Code of Ethics for the Adviser and the Distributor - Filed herewith.

(s)  Powers of Attorney - Filed herewith.

Item 25.  Marketing Arrangements

Not applicable.

Item 26.  Other Expenses of Issuance and Distribution

          Registration fees                  $[ _______ ]
          Legal fees                         $[ _______ ]
          NASD fees                          $[ _______ ]
          Blue Sky fees                      $[ _______ ]
          Accounting fees                    $[ _______ ]
          Miscellaneous                      $[ _______ ]

                            Total            $[ _______ ]

Item 27.  Persons Controlled by or Under Common Control

     Reference is made to the most recent Form 10-k filed by Bank of America Corporation as filed with the SEC on March 27, 2002, for the period ended December 31, 2002.

Item 28.  Number of Holders of Securities

     As of March 11, 2003, the number of record holders of each class of securities of Registrant, is shown below:

              Title of Class                     Number of Recordholders
              --------------                     -----------------------
     Limited Liability Company Interests                   1

Item 29.  Indemnification

     Reference is made in the provisions of Section 2.7of Registrant's limited liability company agreement filed as Exhibit 2(a)(ii) to the initial Registration Statement (Reg. No. 333-101056), and incorporated herein by reference.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of the Adviser

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of Banc of America Capital Management, LLC (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the managers and officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of Bank of America Corporation, the parent company of the Adviser.

     The Adviser provides investment advisory services to Registrant. The Adviser is a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (File no. 801-50372). The principal business address of the Adviser is 101 South Tryon Street, Charlotte, NC 28255.

Item 31.  Location of Accounts and Records

     The  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained principally at the offices of Bank of America, 101 South Tryon Street, Charlotte, NC 28255.

Item 32.  Management Services

Not Applicable.

Item 33.  Undertakings

1. (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if, subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement.

2.   Not applicable.

3.   Not applicable.

4. (a) Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (2) to reflect in the prospectus any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

(b) Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each subsequent post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)  Registrant   undertakes  to  remove  from   registration   by  means  of  a
     post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5.   Not applicable.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Charlotte, in the state of North Carolina, on the 11th day of March, 2003.


                                      By: /s/ Robert H. Gordon
                                          -------------------------------
                                           Name: Robert H. Gordon
                                           Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Title                     Date
---------                            -----                     ----


/s/ Robert H. Gordon            Chief Executive Officer      March 11, 2003
------------------------
Robert H. Gordon

/s/ Edward C. Bedard            Chief Financial Officer      March 11, 2003
------------------------
Edward C. Bedard

/s/ Thomas W. Brock             Manager                      March 11, 2003
-----------------------
Thomas W. Brock

/s/ Andrew M. Paul              Manager                      March 11, 2003
--------------------------
Andrew M. Paul

/s/ Thomas G. Yellin            Manager                      March 11, 2003
---------------------------
Thomas G. Yellin

                                  EXHIBIT INDEX

     Exhibit                     Description of Exhibit

       2(g)             Form of Investment Advisory Agreement

     2(h)(i)            Distribution Agreement

     2(h)(ii)           Selling Agreement

       2(j)             Form of Custody Agreemeent

     2(k)(i)            Form of Administration, Accounting and Investor
                        Services Agreement

     2(k)(ii)           Form of Sub-Administration Agreement

    2(k)(iii)           Form of Investor Service Agreement

     2(k)(iv)           Form of Escrow Agreement

     2(k)(v)            Expense Limitation and Reimbursement Agreement

       2(n)             Consent of Independent Accountants

       2(p)             Subscription Agreement for Provision of Initial Capital

     2(r)(i)            Code of Ethics for Registrant

     2(r)(ii)           Code of Ethics for Adviser and Distributor

     Other Exhibits:    Powers of Attorney

03564.0004 #380681